SCHEDULE 14C AND 14F- INFORMATION

                           (Rule 14c-10 & Rule 14f-10)

    Information Statement Pursuant to Section 14(c) and Section 14(f) of the
                         Securities Exchange Act of 1934

                           Check the appropriate box:

     [ ] Preliminary Information Statement [ ] Confidential, for use of the
       [X] Definitive Information Statement Commission only (as permitted by Rule 14c-5(d)(2))

                                  DOMINIX, INC.

                (Name of Registrant as Specified in Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No Fee Required.

       [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and
                                     0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A

4) Proposed maximum aggregate value of transaction:

5) Total Fee Paid.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                                  DOMINIX, INC.
                               95 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747

Information Statement pursuant to Sections 14(C) and 14(F) of the Securities and Exchange Act of 1934

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about May 14, 2004 to the holders of record at the close of business on April 15, 2004 of the shares of common stock, $.001 par value per share of Dominix, Inc., in connection with its merger with Jade Entertainment Group, Inc., a New York corporation and the appointment of certain persons to its Board of Directors other than at a meeting of the shareholders.

This information statement is also being mailed to Dominix's shareholders in connection with a proposed action by written consent to authorize and approve:

1.    An amendment and restatement of its Certificate of Incorporation which:

      o     changes its name to "110 Media Group, Inc.";

      o reverse splits the outstanding shares of its common stock one-for-two hundred;

      o changes the number of shares of common stock the company is authorized to issue to 50,000,000; and

      o increases the number of shares of preferred stock, no par value, it is authorized to issue from 5,000,000 to 10,000,000.

2.    The adoption of Dominix's 2003 Equity Incentive Plan.

The amendment and restatement of our Certificate of Incorporation is being made to effectuate the merger with Jade Entertainment Group, Inc.

We have obtained all necessary corporate approvals in connection with the foregoing actions and your consent is not required and is not being solicited in connection with the approval of the foregoing actions. Section 228 of the Delaware General Corporation Law and our bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. On November 25, 2003, stockholders that owned 19,231,410 shares of our common stock, and holders of our Series A Preferred Stock owning 2,824,999 shares this class and entitled to vote 564,999,800 shares of the Common Stock which in combination constituted 66% of the outstanding shares entitled to vote, executed written consents to approve the foregoing actions. The corporate action will be effective 20 days after the mailing of this information statement.

We are distributing this information statement pursuant to the requirements of Sections 14(c) and 14(f) of the Securities Exchange Act of 1934.

The entire cost of furnishing this information statement will be borne by Dominix. We have requested brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. Expenses in connection with the distribution of this information statement will be paid by us and are anticipated to be less than $10,000.

              SUMMARY OF MERGER WITH JADE ENTERTAINMENT GROUP, INC.

The following summary highlights the material terms of the merger with Jade Entertainment Group, Inc. ("Jade"). This summary does not contain all of the information that may be important for you to consider in evaluating the merger. You should read this entire information statement and the other documents attached to this information statement in their entirety to fully understand the merger and its consequences to you.

Since its inception in July 2001, Jade has been developing its technology, marketing its website to advertisers and building consumer awareness of its website and services. Jade operates AskJade.com, a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase of plain English query describing what they want to locate on the Internet. Jade's search engine then displays a selection of websites related to that query. Advertisers can determine exactly where on the results page their website link will appear for any given query. Jade recognizes its website revenue based on the affiliate/referral program. An affiliate/referral program is revenue sharing agreements, which are set up by companies selling products and services. As a website and search engine owner, Jade puts companies advertisement banners on its website. When a customer clicks on an affiliate company's banner or hyperlink located on Jade's website, they are sent to that affiliate company's website. If the customer purchases products or services on our affiliate company's website, we are entitled to a percentage of that purchase. At the time of purchase, the payment is transmitted to a third party processing center who in turn distributes the payment, net of their commissions, to Jade and our affiliate. The percentage of the purchase price we receive varies from customer to customer and ranges from 5% to 10% of the purchase price of the goods or services sold. We recognize revenue once the product/services has been purchased.

Jade also recently commenced a new business line of selling proprietary adult content on DVD format culled from a foreign film library that it recently acquired. In February 2004, Jade entered into an agreement with a third party distributor to sell the DVD's to both wholesalers and retailers and in April 2004, the first title was shipped. Jade expects to release between six and eight videos in 2004, however, the time frame of these releases is subject to change.

PURCHASE PRICE

We acquired Jade in a merger by issuing 82,167 shares of our Series B Preferred Stock and 85,000,000 shares of our common stock to the stockholders of Jade. Jade merged into our wholly owned subsidiary, Jade Acquisition Corp. Each share of Series B Preferred Stock converts into 9,506.74 shares of our common stock or 781,140,000 shares of pre-split common stock. Accordingly, Jade stockholders will own an aggregate of 4,330,700 shares or approximately 50% of the issued and outstanding shares of our common stock after taking into account the following:

      o     1 for 200 reverse split;

      o conversion of Series A Preferred Stock; o conversion of Series B Preferred Stock; and

      o reserve of 330,000 shares to settle approximately $265,000 of outstanding claims against Dominix.

The 330,000 shares will be used to settle the following matters:

      o In July 2002 Robert Fierman, Esq., a former attorney for the Company commenced an action against Dominix seeking payment of legal fees in the amount of $22,230.52. In full settlement of all claims of Mr. Fierman against Dominix, we agreed to issue Mr. Fierman 10,000 post-split shares of common stock.

      o In September 2003, Dominix entered into three settlement agreements with five investors who invested an aggregate of $112,000 into Dominix in exchange for convertible debentures. Dominix agreed to issue an aggregate of 189,000 post-split shares of common stock to five such investors.

      o There remains outstanding $130,000 principal amount of convertible Debentures which we seek to settle for 131,000 post-split shares of common stock.

The following table illustrates the ownership of our common stock before and after the reverse split and issuance of common stock upon conversion of both classes of outstanding preferred stock, conversion of the notes issued in the private offering and issuance of shares under the equity plan and issuance of shares as part of settlement of certain claims against Dominix.

-------------------------------------- ---------------- ----------------- -------------- -------------------
                                          Number of      Percentage of      Number of      Percentage of
                                         Pre-Split         Pre-Split       Post-Split       Post-Split
Name of Group                              Shares          Ownership         Shares          Ownership
-------------------------------------- ---------------- ----------------- -------------- -------------------

-------------------------------------- ---------------- ----------------- -------------- -------------------
Existing unaffiliated stockholders       112,140,105           56.9%          560,700              5.8%
-------------------------------------- ---------------- ----------------- -------------- -------------------
Equity grant recipients                          -0-             N/A          500,000              5.2%
-------------------------------------- ---------------- ----------------- -------------- -------------------
Note holders                                     -0-             N/A          575,000              6.0%
-------------------------------------- ---------------- ----------------- -------------- -------------------
Series A shareholders                            -0-             N/A        3,439,999             35.8%
-------------------------------------- ---------------- ----------------- -------------- -------------------
Jade shareholders                         85,000,000           43.1%        4,330,700             45.1%
-------------------------------------- ---------------- ----------------- -------------- -------------------
Recipient's of settlement shares                 -0-             N/A       199,000(1)              2.1%
-------------------------------------- ---------------- ----------------- -------------- -------------------
Total                                      197,140,105          100%        9,605,399              100%
-------------------------------------- ---------------- ----------------- -------------- -------------------

(1) The issuance of these shares will be used to settle approximately $135,000 of claims and indebtedness against us. There remains approximately $130,000 of additional indebtedness that we intend to settle by issuing up to an additional 131,000 shares of our post-split common stock.

FINANCING

As a condition to the merger with Jade, Dominix agreed to provide funding for Jade in a minimum amount of $500,000. In furtherance of this condition, Mr. Edward W. Gordon, an unaffiliated accredited investor, loaned Dominix $50,000 on October 1, 2003. These monies were advanced to Jade for working capital as part of the $500,000 commitment. On December 1, 2003 we completed a private offering of our 7% convertible notes in the principal amount of $525,000. Mr. Gordon agreed to convert his loan into the 7% convertible note thereby increasing the principal amount of these notes to $575,000. We received net proceeds of $522,500. The offering was made to the following six unaffiliated accredited investors (including Mr. Gordon):

         Capital Growth Equity Fund I, LLC           $100,000
         Nicholas Romano                             $100,000
         Lawrence Wiener                             $200,000
         Andrew Sirlin                               $ 25,000
         Edward W. Gordon                            $ 50,000
         Fenway Advisory Group Pension
            & Profit Sharing Plan                    $100,000
                                                     --------
                  Total                              $575,000

The principal and accrued interest of the notes are convertible into units of our securities. For each $1.00 converted, the investor will receive one (1) share of post-reverse split common stock and one-half of a warrant to purchase our common stock for a two year period at an exercise price of $1.75 per share. Accordingly, the aggregate principal amount of the notes converts into a total of 575,000 shares of post-reverse split common stock and 287,500 warrants.

We used the net proceeds of the private offering of $522,500 to pay outstanding indebtedness of Dominix of approximately $20,000 and the balance was used to fund the operations of Jade.

PLACEMENT AGENT

Adelphia Capital LLC acted as placement agent for the private offering. Adelphia received a gross commission of $52,500 for placing the notes, a portion of which was paid to a sub-placement agent CGF Securities, LLC. Additionally, we issued CGF Securities LLC as a selling agent commission 10,000 warrants to purchase our post-split common stock at an exercise price of $1.00 per share, exercisable for five years and 5,000 warrants to purchase our post-split common stock at $1.75 per share, exercisable for three years.

APPROVAL OF SHAREHOLDERS IS NOT NECESSARY

The acquisition of Jade was structured so that the principals of Jade would have enough control and voting power to be able to approve, without a vote of disinterested stockholders all of the corporate actions required for the transactions described in this information statement. The amendment to our certificate of incorporation is necessary under the terms of the merger agreement between Dominix and Jade because we do not have enough authorized common shares to complete the merger. Such amendment has been approved by consent and you cannot prevent these actions from occurring.

               INFORMATION RELATING TO THE COMPANY'S VOTING STOCK

The shares of Common Stock and the shares of Series A Preferred Stock and a newly created Series B Preferred Stock issued to the shareholders of Jade in connection with the Jade Merger are the only classes of voting securities currently outstanding. The Company is authorized to issue 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of the shareholders. Each share of Series A Preferred Stock is entitled to two hundred
(200) votes per share on all matters submitted to a vote of the shareholders. Each share of Series B Preferred Stock is entitled to approximately 9,506.74 votes per share on all matters submitted to a vote of the shareholders. As of April 15, 2004, the Company had 197,140,105 shares of Common Stock outstanding, which is the same number of votes this class is entitled to cast, 3,439,999 shares of Series A Preferred Stock outstanding, which entitles this class to have an aggregate of 687,999,800 votes cast and 82,167 shares of Series B Preferred Stock outstanding, which entitles this class to have an aggregate of 781,140,000 votes cast on Stockholder Matters.

                        CHANGES OF CONTROL OF THE COMPANY

Effective with the closing of our merger with Jade on December 5, 2003, Raymond Barton and Timothy Schmidt, management of Jade, were appointed by our sole director as Dominix's Chief Executive Officer and President, respectively. Ten days after the mailing of this information statement, the sole director, Mr. Andrew J. Schenker, will nominate and elect Messrs. Schmidt and Barton to our Board of Directors and he will resign all his positions with us. Based on Dominix's Bylaws, the number of directors constituting the Board shall never be less than one and shall be determined by the Board. Furthermore, vacancies and newly-created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, or by the sole director. Based on the foregoing, Mr. Schenker has full authority to appoint Messrs. Schmidt and Barton to the Company's Board of Directors without shareholder approval and Mr. Schenker decided not to seek shareholder approval. There are no other understandings or arrangements between Mr. Schenker and the new management team.

Prior to the merger with Jade, we had no significant assets and were a "shell" company with no operations. As a result of the merger with Jade, the shareholders of Jade received our newly created Series B Preferred Stock convertible into 781,140,000 shares of common stock, which together with the issuance of 85,000,000 shares of our common stock equals approximately fifty percent (50%) of the company's common stock on a fully diluted basis as of the date of the closing of that transaction. As of the merger with Jade, Messrs. Barton and Schmidt became "control persons" of the company, as that term is defined in the Securities Act of 1933, as amended. Pursuant to Rule 405 of the Securities Act, the term (control including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether though ownership of voting securities, by contract or otherwise. Mr. Schenker delivered his letter of resignation as President of Dominix effective upon such appointments and intends to deliver a letter of resignation as a member of Dominix's Board of Directors effective 10 days after the mailing of this information statement.

                               BOARD OF DIRECTORS

GENERAL

Management of the company, prior to the merger with Jade is set forth below:

        NAME                       AGE     POSITION
        ----                       ---     --------
        Andrew J. Schenker         44      President, Treasurer, Secretary and Sole Director

Mr. Schenker was appointed Director, President and Secretary of the Company on April 30, 2002. Mr. Schenker became the sole director of the Company in April 2003. Since January 2002, Andrew J. Schenker has also been the President of CDKnet.com, Inc. where he has also been a director since May, 1998. Effective November, 2003, Mr. Schenker became the Senior Vice President and Chief Financial Officer of Genio Group, Inc. Prior to November 2003, Mr. Schenker was a Director of Genio Group, Inc. since October 2002 when it was known as National Management Consulting, Inc. From November 1986 to May 2001, he held several financial management positions at Symbol Technologies, Inc., most recently at the position of General Manager for Education Marketing-Worldwide at Symbol Technologies, Inc. He is also the trustee for several trusts and a public foundation, as well as an executive committee member of the Smithtown Central School District Industry Advisory Board. Mr. Schenker is a graduate of Hofstra University where he received a Bachelor of Arts Degree in Accounting in 1982.

Ten days after mailing this information statement, Mr. Schenker will resign as our sole director and will nominate and elect the following individuals to our Board of Directors:

        NAME                       AGE     POSITION
        ----                       ---     --------
         Raymond Barton            33      CEO
         Timothy Schmidt           32      President

Raymond Barton and Timothy Schmidt co-founded Jade Entertainment Group, Inc. Mr. Barton has served as the Chairman of the Board of Directors and Chief Executive Officer of Jade Entertainment Group, Inc. since inception Mr. Barton also serves as Chairman of the Board of Directors and President of MarketShare Recovery, Inc. since inception in November 2000. Prior to co-founding Jade Entertainment Group, Inc. and MarketShare Recovery, Inc., Mr. Barton was a stock broker at Meyers Pollock Robbins from March 1997 to December 1997, and at Continental
Broker Dealers from December 1996 to March 1997 where he served as a retail broker. Mr. Barton also served as Business Development Manager with PcQuote, Inc. from September 1997 to February 1999 and was in charge of developing business contacts and negotiating joint ventures. Mr. Barton served as Executive Vice President of Financialweb.com from February 1999 to September 1999, where his responsibilities included managing the production of online content. Mr. Barton served as the CEO/President of Thinkersgroup, Inc., a mobile wireless software developer, from September 1999 to November 2000 where he developed the Company's business. Mr. Barton attended the State University of New York at Farmingdale, and received a Bachelor of Arts Degree in criminal justice from New York City Police Academy in 1991.

Timothy Schmidt has served as the President and as a Director of Jade since its inception. Mr. Schmidt also serves as the Vice President and a director of MarketShare Recovery, Inc. since its inception in November 2000. Prior to these positions, Mr. Schmidt served as Chief Operating Officer for Thinkersgroup, Inc., a wireless developer of software applications, from September 1999 to November 2000 where he managed company operations, administration and human resources. Mr. Schmidt attended the State University of New York at Farmingdale where he studied Business Administration from 1989 through 1991.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 15, 2004, information with respect to the securities holdings of all persons which we, pursuant to filings with the Securities and Exchange Commission, have reason to believe may be deemed the beneficial owners of more than 5% of our outstanding common stock, Series A

Preferred Stock and Series B Preferred Stock Also set forth in the table is the beneficial ownership of all shares of our outstanding stock, as of such date, of all officers and directors, individually and as a group.

-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
                                                                                                                      Percent of
                                                                                                                      Beneficial
                                                                                                                      Ownership &
                                                                                                                     Voting Power
                                                                 Before      After        Before         After           After
                                                                  Jade        Jade        Reverse       Reverse         Reverse
Name and Address                     Class (1) (2)            Acquisition  Acquisition     Split         Split         Split (6)
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Andrew Schenker                  Common                           --           --           --         150,000(6)        1.56%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Director                         Series A Preferred Shares      100,000      100,000      100,000          --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
c/o Dominix, Inc.                Series B Preferred Shares        --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
95 Broadhollow Rd.
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Melville, NY 11747
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Ray Barton                       Common                           --       39,022,921   39,022,921    2,027,088(6)      21.1%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Chief Executive Officer          Series A Preferred Shares        --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
c/o Dominix, Inc.                Series B Preferred Shares        --        37,796.82    37,796.82         --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
95 Broadhollow Rd.
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Melville, NY 11747
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Timothy Schmidt                  Common                           --       19,512,558    19,512,558   1,031,050(6)      10.73%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
President                        Series A Preferred Shares        --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
c/o Dominix, Inc.                Series B Preferred Shares        --        18,898.41    18,898.41         --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
95 Broadhollow Rd.
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Melville, NY 11747
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Alan Cohen (3)                   Common                           --            0            0         120,000(6)        1.25%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Chief Financial Officer          Series A Preferred Shares        --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
c/o Dominix, Inc.                Series B Preferred Shares        --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
95 Broadhollow Rd.
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Melville, NY 11747
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Steven A. Horowitz (4)           Common                        4,500,000    4,500,000    4,500,000     756,166(6)        7.87%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
c/o Morritt Hock                 Series A Preferred Shares       693,666      693,666      693,666          --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Hamroff & Horowitz               Series B Preferred Shares         --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
400 Garden City Plaza
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Suite 202
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Garden City, NY 11530
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
Snapper Partners LLC (5)         Common                        4,500,000    4,500,000    4,500,000      567,500           5.9%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
545 Madison Avenue               Series A Preferred Shares       545,000      545,000      545,000          --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
6th Floor                        Series B Preferred Shares         --           --           --             --
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
New York, NY  10022
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
All Officers and Directors       Common                                                                3,328,138        34.64%
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
as a Group (4 persons)
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------
-------------------------------- ---------------------------- ------------ ------------ ------------ --------------- --------------

(1) Holders of Series A Preferred Stock are each entitled to 200 votes per share and holders of Series B Convertible Preferred Stock are entitled to 9,506.74 votes per share.

(2) Series A and B Preferred Shares are converted to common stock effective upon the reverse split.

(3) The shares, provided Mr. Cohen is still employed by us, vest according to the following schedule: 40,000 shares vesting and deliverable post the effectiveness of the reverse split and an aggregate of 60,000 shares vesting upon the twelve (20,000), eighteen (20,000) and twenty-four (20,000) month anniversaries of the effective date of his employment.

(4) Does not include 100,000 shares of Series A Preferred Stock held by the law firm of Morrit Hock Hamroff & Horowitz, of which Mr. Horowitz is a partner. Also does not include 4,500,000 pre-split shares of common stock and 50,000 shares of Series A Preferred Stock held by CDKNet.com, Inc. a company in which Mr. Horowitz is a shareholder and a director and officer.

(5) Does not include 165,000 shares of Series A Preferred Stock each held by Peter Christos and Arnold Kling, individually, the managing members of Snapper Partners, LLC and 4,500,000 pre-split shares of common stock held by Mr. Kling.

(6)   Includes shares to be issued under the 2003 Equity Incentive Plan.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS AND DIRECTORS

For the fiscal year ended December 31, 2003, Dominix did not pay any compensation to any officers or directors, except that Raymond Barton and Timothy Schmidt each received $5,769 in compensation from Dominix in December 2003. In addition, in the fiscal year ended December 31, 2002, we did not pay any compensation to any officers or directors.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table shows certain compensation information for services rendered to Dominix in all capacities for the fiscal years ended December 31, 2001, 2002 and 2003. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------- --------------------------------------------- -----------------
                                                                                                      Long Term
                                                                Annual Compensation                  Compensation
--------------------------------------------------- --------------------------------------------- -----------------
                                                      Fiscal Year
                                                         Ended                                      Options/SARS
Name and Principal Position                           December 31      Salary ($)     Bonus ($)           (#)
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Andrew J. Schenker (1)                                   2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Former President and Director                            2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
James W. Zimbler (2)                                     2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Former Chairman and Chief Executive Officer              2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Enrique J. Abreu (3)                                     2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Former Chairman and Chief Executive Officer              2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001        $175,000 (4)        $0        1,000,000 (5)
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Ric Cmiel (6)                                            2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Former Director                                          2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0        1,000,000 (5)
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Raymond Barton (7)                                       2003           $5,769           $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Chief Executive Officer                                  2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Timothy Schmidt(8)                                       2003           $5,769           $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
President                                                2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Alan Cohen (9)                                           2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Chief Financial Officer                                  2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------

(1) Mr. Schenker became a director of Dominix in April 2002 and in April 2003 he became Chairman of the Board of Directors and President of Dominix. On December 5, 2003 Mr. Schenker resigned as President of Dominix.

(2) Mr. Zimbler resigned from his positions as Chairman and Chief Executive Officer of Dominix effective April 8, 2003.

(3) Mr. Abreau resigned as Chairman and Chief Executive Officer of Dominix in April 2002.

(4)   His salary was accrued but not paid during this period.

(5)   Represents   restricted   stock  awards  issued  April  29,  2002  and  is
      pre-Reverse Split.

(6)   Mr. Cmiel resigned his position as a Director of Dominix in April 2002.

(7)   Mr. Barton became Dominix's Chief Executive Officer on December 5, 2003.

(8)   Mr. Schmidt became Dominix's President on December 5, 2003.

(9)   Mr. Cohen became Dominix's Chief Financial Officer on December 8, 2003.

SUMMARY COMPENSATION TABLE - JADE

The Summary Compensation Table shows certain compensation information for services rendered to Jade in all capacities for the fiscal years ended December 31, 2001, 2002 and 2003. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------- --------------------------------------------- -----------------
                                                                                                      Long Term
                                                                Annual Compensation                  Compensation
--------------------------------------------------- --------------------------------------------- -----------------
                                                      Fiscal Year
                                                         Ended                                      Options/SARS
Name and Principal Position                           December 31      Salary ($)     Bonus ($)           (#)
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Timothy Schmidt                                          2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
President and Chief Executive Officer                    2002           $13,750          $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Ray Barton                                               2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Chief Technology Officer, Chief Operating                2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Officer and Chairman of the Board                        2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Alan Cohen (1)                                           2003             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
Chief Financial Officer                                  2002             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------
                                                         2001             $0             $0             -0-
--------------------------------------------------- ---------------- -------------- ------------- -----------------

(1)   Mr. Cohen became Jade's Chief Financial Officer on December 8, 2003.

                             OPTION/SAR GRANTS TABLE

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                                   % of Total
                                                                  Options/SARs
                                                                   Granted to     Exercise or
                                      Fiscal     Options/SARs     Employees in     Base Price    Expiration
Name                                    Year      Granted (#)      Fiscal Year       ($/Sh)         Date
------------------------------------- --------- ---------------- ---------------- ------------- -------------
Enrique Abreu                           2002        -0-(1)            0.0%            -0-            -
Former Chairman of the Board and
Chief Executive Officer


James W. Zimbler                        2002        -0-(1)            0.0%            -0-            -
Former Chairman of the Board and
Chief Executive Officer


Andrew J. Schenker                      2002        -0-(1)            0.0%            -0-            -
President and Director


Ric Cmiel                               2002        -0-(1)            0.0%            -0-            -
Director

(1)   No options were granted during fiscal year 2002.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE

                                                                                                Value of
                                                                           Number of          Unexercised
                                                                          Unexercised         In-the-Money
                                                                        Options/SARs at     Options/SARs at
                                                Shares       Value         FY-End (#)        FY-End ($)(1)
                                      Fiscal  Acquired on   Realized     Exercisable /       Exercisable /
Name                                   Year   Exercise (#)    ($)        Unexercisable       Unexercisable
------------------------------------- ------- ------------- --------- --------------------- -----------------
Enrique Abreu                          2002       -0-         -0-      (E) -0- / (U) -0-     (E)$0 / (U)$0
Former Chairman of the Board and
Chief Executive Officer


James W. Zimbler                       2002       -0-         -0-        (E)-0- /(U)-0-      (E)$0 / (U)$0
Former Chairman of the Board and
Chief Executive Officer


Andrew J. Schenker                     2002       -0-         -0-       (E) -0- (U) -0-      (E)$0 / (U)$0
President and Director


Ric Cmiel                              2002       -0-         -0-       (E) -0- (U) -0-      (E)$0 / (U)$0
Former Director

   (1) There were no outstanding options held by any of our officers or directors during the fiscal year ended December 31, 2003. Based upon the closing price of our common stock of $.02 per share as reported on the NASDAQ OTC Bulletin Board as of December 31, 2003.

     In addition to the foregoing, the Board of Directors and a majority of our shareholders approved the 2003 Equity Incentive Plan. Additional information concerning the Equity Incentive Plan is set forth under the caption "Approval of the 2003 Equity Incentive Plan," below.

             APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

At present, we are authorized to issue 200,000,000 shares of common stock and 5,000,000 shares of preferred stock. Our Sole Director approved an amendment and restatement of our Certificate of Incorporation to:

      o     change the corporate name to "110 Media Group, Inc.";

      o reverse split the outstanding shares of common stock one-for-two hundred;

      o change the number of shares we are authorized to issue after the reverse split to 50,000,000;

      o and increase the number of shares of preferred stock, no par value to 10,000,000.

Among the factors we considered in determining the size of the reverse split was a target price range of $2.00 and $2.50 and avoiding the loss of a significant number of stockholders owning at least 100 shares of our common stock. Based on the most recent bid price of $.01 per share, a one-for-two hundred reverse split would theoretically result in a price per share of $2.00. The sole member of the board of directors determined that a one-for-two hundred reverse split adequately balanced these objectives. The theoretical price ranges should not be interpreted as an estimate of value or a prediction of any market price. A copy of the restated and amended Certificate of Incorporation substantially in the form it will be filed with the Secretary of the State of Delaware is attached hereto as Appendix A.

CHANGE OF CORPORATE NAME

Our name change to "110 Media Group, Inc." will be effective upon the filing with the Secretary of State of Delaware an amendment and restatement to our Certificate of Incorporation. We believe the new name better describes the new direction and focus of the company.

REVERSE SPLIT

The reverse split will become effective upon filing with the Secretary of State of Delaware an amendment and restatement to our Certificate of Incorporation. The closing bid price of our common stock on April 15, 2004 was $.007.

Each share of common stock outstanding at the effective date of the reverse split, will automatically become one-two hundredth of a share. Presently, each share of Series B Preferred Stock is convertible into approximately 9,506.74 shares of common stock. Upon the reverse split each share of Series B Preferred Stock will convert into 47.543 shares of common stock. At present, each share of Series A Preferred Stock is convertible into 200 shares of common stock. Upon the reverse split each share of Series A Preferred Stock will convert into one share of common stock.

The table below sets forth, as of the record date the following information both before and after the proposed reverse split:

      o     the number of issued and outstanding shares of common stock;

      o     the number of shares of common stock reserved for issuance;

      o the number of authorized but unissued and unreserved shares of common stock.

                                                       PRE-REVERSE SPLIT               POST-REVERSE SPLIT
Number of issued and outstanding shares of
common stock                                              197,140,105                       9,605,399

Number of shares of common stock reserved for
issuance                                                  1,810,539,800                      433,500

Number of authorized but unissued and
unreserved shares of common stock                              0                            39,961,101
Total                                                                                      50,000,000

                     PRINCIPAL EFFECTS OF THE REVERSE SPLIT

The principal effects of the Reverse Split will be as follows:

Based upon the 197,140,105 shares of common stock outstanding on the record date, the reverse split would decrease the outstanding shares of Common Stock by 200% or to approximately 985,700 shares. Upon the effectiveness of the reverse split and the completion of the merger with Jade, the conversion of the Series A Preferred Stock and the conversion of the Series B Preferred Stock, the issuance of 575,000 post-split shares to the investors in our private placement, and the issuance of 199,000 post-split shares to settle certain claims against us and 500,000 shares to be issued under the 2003 Equity Incentive Plan, there will be 9,605,399 shares of common stock issued and outstanding.

The Company will obtain a new CUSIP number for the common stock at the time of the reverse split. Following the effectiveness of the reverse split, every 200 shares of common stock presently outstanding, without any action on the part of the stockholder, will represent one share of common stock.

Subject to the provisions for elimination of fractional shares, as described below, consummation of the reverse split will not result in a change in the relative equity position or voting power of the holders of common stock.

                       PURPOSES OF THE REVERSE STOCK SPLIT

The reverse split will decrease the number of shares of common stock outstanding and presumably increase the per share market price for the common stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading at or under $1.00 per share as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.

Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stocks. This is because the brokerage commission on a sale of a lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue.

In addition, there are not a sufficient number of authorized but unissued shares of common stock to consummate the merger with Jade. The sole director believes that the reverse split and the merger with Jade are in Dominix's best interests and its shareholders because the acquisition will provide shareholders with an operating business with the potential for rapid growth. The reverse split is a post closing condition to the Jade transaction. If the reverse split is not consummated, the merger with Jade may be reversed, and in such case, we will remain a shell company with no significant assets and no business. Additionally, the reverse stock split would reduce the number of shares of its common stock outstanding to amounts that the sole director believes are more reasonable in light of its size and market capitalization. We require additional capital for Jade's operations and do not believe we will be able to raise the necessary capital unless the price of our common stock is higher than its current price levels. However, no assurance can be given that the reverse split will result in any increase in the common stock price or that we will be able to complete any financing following the reverse split.

      EXCHANGE OF CERTIFICATE AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

On the date of the reverse split, shares of common stock will automatically be combined and changed into one share of common stock. No additional action on our part or any shareholder will be required in order to effect the reverse split. Shareholders will be requested to exchange their certificates representing shares of common stock held prior to the reverse split for new certificates representing shares of common stock. Shareholders will be furnished the necessary materials and instructions to effect such exchange promptly following the effective date of the reverse split. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of common stock outstanding prior to the reverse split is not presented for exchange upon request by the company, any dividends that may be declared after the date of the reverse split with respect to the common stock represented by such certificate will be withheld by the company until such certificate has been properly presented for exchange. At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-reverse split common stock will be issued to any shareholder. Accordingly, shareholders of record who would otherwise be entitled to receive fractional shares of post-split common stock, will, upon surrender of their certificates representing shares of pre-split common stock, receive a cash payment in lieu thereof equal to the fair value of such fractional share. Holders of less than 200 shares of common stock prior to the reverse split will, on the effective date of the reverse split, no longer be shareholders of Dominix. The Board of Directors had determined that the fair value of the common stock will be based on the closing price of the common stock on the OTC-Bulletin Board on the date immediately prior to the effective date of the reverse split or, if there are no reported sales on that date, the average of the last reported high bid and low ask price on the last date of reported sales shall be used.

              FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The combination of 200 shares of pre-split common stock into one share of post-split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split common stock will be transferred to the post-split common stock.

Generally, cash received in lieu of fractional shares will be treated as a sale of the fractional shares (although in unusual circumstances such cash might possibly be deemed a dividend). Shareholders will recognize gain or loss based upon the difference between the amount of cash received and the basis in the surrendered fractional share.

This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

                       CHANGE IN AUTHORIZED CAPITAL STOCK

The sole director has approved an amendment to our Certificate of Incorporation which would change the number of authorized shares of common stock, and the par value to $.001 per share. The number of authorized common shares post reverse split would be increased to 50,000,000 shares. In addition, the amendment will increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 shares post reverse split. As of the record date there were 3,439,999 shares of Series A Preferred Stock outstanding and 82,167 shares of Series B Preferred Stock outstanding. See the tables on page 10 to see how many shares of stock will be available for issuance as a result of all pending transactions.

                           DISCUSSION OF THE AMENDMENT

Under our Certificate of Incorporation, the Board of Directors has authority to issue shares of common and preferred stock without obtaining shareholder approval. The holders of our common stock and preferred stock do not have preemptive rights. The Board of Directors has broad authority to issue shares of preferred stock in one or more series and to determine such matters as the dividend rate and preference, voting rights, conversion privileges, redemption provisions, liquidation preferences and other rights of each series. Each share of common stock is entitled to one vote. The holders of any series of preferred stock issued in the future will be entitled to such voting rights as may be specified by the Board of Directors.

In connection with the merger with Jade, we issued 82,167 shares of our newly created Series B Preferred Stock. The Series B Preferred Stock contains certain rights, that may affect the rights of the holders of Common Stock including:

      o restrictions on the payment of dividends to the holders of the common stock;

      o dilution of voting power to the extent that the holder of the preferred stock are given voting rights;

      o dilution of the equity interests and voting powers if the preferred stock is convertible into common stock; and

      o restrictions upon any distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock.

Because of the broad powers granted to the Board of Directors to issue shares of preferred stock and determine the rights, preferences and privileges of the holders of such series, the Board of Directors has the power to issue shares of preferred stock in a manner which could be used as a defensive measure against a hostile takeover or to keep the Board of Directors in power. However, the Board of Directors has no present plans to issue shares for such purpose.

Upon the filing of the amendment we will be authorized to issue 50,000,000 shares of common stock of which approximately 9,605,399 shares will be issued and outstanding after the closing of the merger with Jade, including the conversion of the Notes issued in the private placement and any issuances in connection with stock grants pursuant to our equity incentive plan discussed below. The issuance of additional shares of common stock will dilute shareholders equity interests and voting power in the company. Our Board of Directors believes it will benefit the shareholders to have additional unreserved shares available for issuance in order that adequate shares may be available for the possible financing of our business or an acquisition. Except as discussed herein, we have no plans, arrangements, understanding or commitments to issue any additional shares of preferred or common stock.

APPROVAL REQUIRED

The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment. As discussed above, holders of our common stock and holders of our Series A Preferred Stock who combined hold approximately 66% of the votes of our voting securities have consented to this amendment. They have executed a written consent voting those shares in favor of the proposed amendment. Our sole director of does not intend to solicit any proxies or consents from any other shareholders in connection with this action.

                            APPROVAL OF THE COMPANY'S
                           2003 EQUITY INCENTIVE PLAN

Our sole director adopted the 2003 Equity Incentive Plan. Holders of our common stock and holders of our Series A Preferred Stock holding approximately 66% of the votes of the outstanding voting securities have consented to the plan. The plan designates the Board of Directors the authority to grant or award to eligible participants of the company and its subsidiaries and affiliates, until November 17, 2013, stock options, stock appreciation rights, restricted stock performance stock awards and bonus stock awards for up to 3,000,000 shares of our post-reverse split common stock. It is difficult to estimate the number of persons eligible to participate in the plan. We are a development stage company and we anticipate that we will need to hire additional personnel and hire consultants as our business expands. We estimate that the number of eligible persons will not exceed twenty over the next twelve months. On November 17, 2003, the Board of Directors awarded 500,000 post-split shares of bonus stock for future services to the following individuals effective upon the closing of the merger with Jade and the effectiveness of the reverse split. A complete copy of the plan is attached hereto as Appendix B.

         Steven A. Horowitz                 40,000
         Arnold P. Kling                    60,000
         Kirk M. Warshaw                    15,000
         Andrew J. Schenker                 50,000
         Mark Scharbo                       55,000
         John R. D'Angelo                   35,000
         Herbert Sommer                     25,000
         Joel Schneider                     25,000
         John Moran                         35,000
         Raymond Barton                     35,000
         Timothy Schmidt                    35,000
         Epifanio Almodovar                 35,000
         Ramona Lanner                      10,000
         Michael Krome                       5,000
         Alan Cohen                         20,000
         Adam Laufer                        20,000
                                            ------

                           TOTAL           500,000
                                           -------

The following is a general description of certain features of the equity plan:

1. Eligibility. Officers, other key employees and consultants of Dominix, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of Dominix, its subsidiaries and its affiliates are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the equity plan. Directors are eligible to receive stock options.

2. Administration. The equity plan is administered by our Board of Directors. The Board of Directors has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the equity plan.

3. Stock Options. The equity plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986 and stock options that do not qualify. The option exercise price for incentive stock options covered by an option shall be determined by the Board of Directors, but shall not be less than 100% of the fair market value of a share on the date of grant. The exercise price at which non-qualified options may be granted shall be determined by the Board of Directors, but in no event lower than the par value of our common stock. The term of each option will be fixed by the Board of Directors, but may not exceed 10 years from the date of the grant in the case of an incentive stock option or 10 years and two days from the date of the grant in the case of a non-qualified stock option. In the case of 10% stockholders, no incentive stock option shall be exercisable after the expiration of five (5) years from the date the option is granted.

4. Stock Appreciation Rights. Non-transferable stock appreciation rights may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock (as determined by the Board of Directors), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each stock appreciation rights will terminate upon the termination of the related option.

5. Restricted Stock. Restricted shares of common stock may be awarded by the Board of Directors subject to such conditions and restrictions as they may determine. The Board of Directors shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property. No restricted stock award may provide for restrictions beyond ten (10) years from the date of grant.

6. Performance Stock. Performance shares of common stock may be awarded without any payment for such shares by the Board of Directors if specified performance goals established by the Board are satisfied. The designation of an employee eligible for a specific performance stock award shall be made by the Board in writing prior to the beginning of the period for which the performance is based. The Board shall establish the maximum number of shares to stock to be issued to a designated employee if the performance goal or goals are met. The Board reserves the right to make downward adjustments in the maximum amount of an award if, in its discretion unforeseen events make such adjustment appropriate. The Board must certify in writing that a performance goal has been attained prior to issuance of any certificate for a performance stock award to any employee.

7. Bonus Stock. The Board of Directors may award shares of common stock to eligible persons, without any payment for such shares and without any specified performance goals. The employees eligible for bonus stock awards are our senior officers and consultants and such other employees designated by the Board.

8. Transfer Restrictions. Grants under the plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

9. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the plan may exercise options, stock appreciation rights and receive the benefits of restricted stock grants following their termination or their employment or tenure as a Director as the case may be.

10. Change of Control. The plan provides that (a) in the event of a "Change of Control," as defined in the plan, unless otherwise determined by the Board of Directors prior to such Change of Control, or (b) to the extent expressly provided by the Board of Directors at or after the time of grant, in the event of a "Potential Change of Control," as defined in the plan,

      o all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable;

      o the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested; and

      o the value of such options and awards, to the extent determined by the Board of Directors, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Board of Directors.

The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of Dominix and, therefore, may adversely affect the market price of our common stock.

11. Amendment of the Plan. The plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of common stock subject to the plan without stockholder approval.

INFORMATION CONCERNING THE PLAN AND OTHER COMPANY EQUITY COMPENSATION PLANS

The following table sets forth information concerning the number of post-reverse split securities which may be issued under all of our equity compensation plans existing as of December 31, 2003:

-------------------------------------------------------------------------------------------------------------------------------
                                             Equity Compensation Plan Information
-------------------------------------------------------------------------------------------------------------------------------
                                                  (a)                        (b)                          (c)
-------------------------------------- --------------------------- ---------------------- -------------------------------------
                                                                                          Number of securities
                                                                                          remaining available for future
                                       Number of securities to     Weighted-average       issuance under equity
                                       be issued upon exercise     exercise price of      compensation plans
                                       of outstanding options,     outstanding options,   (excluding securities reflected
Plan Category                          warrants and rights         warrants and rights    in column (a))
-------------------------------------- --------------------------- ---------------------- -------------------------------------
Equity compensation plans approved
by shareholders                                   -0-                        N/A                       2,500,000
-------------------------------------- --------------------------- ---------------------- -------------------------------------
-------------------------------------- --------------------------- ---------------------- -------------------------------------
Equity compensation plans not
approved by shareholders                          -0-                        N/A                          -0-
-------------------------------------- --------------------------- ---------------------- -------------------------------------
-------------------------------------- --------------------------- ---------------------- -------------------------------------
TOTAL                                             -0-                        N/A                       2,500,000
-------------------------------------- --------------------------- ---------------------- -------------------------------------

Shareholders should note that certain disadvantages may result from the adoption of the equity incentive plan. Pursuant to the equity incentive plan we are reserving the right to issue up to 3,000,000 shares of our post-reverse split common stock and we have already awarded 500,000 shares of bonus stock for future services under the equity incentive plan. Future issuances may be made at prices below the then current market price of our common stock or at the time or exercise the exercise price may be below current market prices of our common stock. Accordingly, the sale of these shares may adversely affect the market price of our common stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the equity incentive plan will result in the reduction of shareholder's interest with respect to earnings per share, voting, liquidation and book value per share.

                           APPROVAL OF THE JADE MERGER

Our sole director has approved the merger with Jade, a development stage company. There is no requirement that the merger with Jade be approved by our stockholders, however, both the reverse split and the amendment of our Certificate of Incorporation are conditions of the above mentioned transactions.

INFORMATION ABOUT THE MERGER AND PRIVATE OFFERING

BACKGROUND

We became a shell corporation as a result of the sale of our sole operating business, ICON in April 2002. During the period from April 2002 through September 2003 we explored other opportunities. On April 8, 2003 we entered into a letter of intent to acquire Dalian Xindian Chitin Co., a Republic of China company engaged in the business of developing and manufacturing products derived from the natural resource chitin for a variety of industries. We encountered difficulties during the due diligence process due to communication problems and our inability to complete a thorough due diligence investigation of this foreign company. Management realized that the acquisition of a Chinese entity would not be in our best interest and we let the letter of intent terminate by its terms on May 31, 2003.

We see the adult entertainment industry as an industry with a large potential for growth. To that end, on July 22, 2003, we entered into a letter of intent with Jade and Blu-TV, Inc., a New York corporation ("Blu") involved in the distribution of adult content through cable and pay per view channels. We initiated contact with both Blu-TV and Jade. On September 10, 2003, we received a letter from Blu terminating the letter of intent with respect to their participation. Our sole director Andrew Schenker determined to go forward with the proposed acquisition of Jade and on September 22, 2003, we executed an amended letter of intent with Jade which was subsequently further amended on September 26, 2003 to include the acquisition of the business and operations of MarketShare Recovery, Inc., a New York corporation ("MarketShare"). Mr. Schenker, together with a principal shareholder Steven A. Horowitz participated in the material negotiations with management of Jade regarding the Jade acquisition and private offering. Neither company engaged any third parties in connection with the merger. On March 30, 2004, we entered into a termination agreement with MarketShare Recovery Inc., canceling our proposed acquisition of MarketShare and simultaneously Jade entered into a database license agreement with MarketShare. This result we believe enables our shareholders to receive the benefit from utilizing MarketShare's proprietary database which was one of the primary considerations in the transaction with MarketShare, without having to acquire MarketShare which would have caused our shareholders additional dilution to their ownership interest. MarketShare and Jade are related parties in that they have the same management. Dominix is not a party to the database agreement.

During the year ended December 31, 2003, Jade made cash advances to MarketShare. As of December 31, 2003, MarketShare was indebted to Jade in the amount of $46,000. These advances were unsecured and no interest was accrued. On March 30, 2004 Jade forgave repayment of the $46,000 as consideration for the database agreement.

Jade has a month-to-month marketing agreement with MarketShare that called for payment to MarketShare of $5,000 per month, which terminated during 2002. Jade paid approximately $26,000 during 2002 relating to this agreement.

Jade also had a month-to-month sub-lease agreement with MarketShare that provided for the use of office space, office equipment, telephone, internet access and other amenities as needed. The amount of monthly rent was not to exceed $1,800 per month. This agreement terminated during 2002. Jade paid approximately $9,000 during 2002 relating to this sub-lease agreement.

JADE MERGER

We acquired Jade in a merger by issuing 82,167 shares of our newly created Series B Preferred Stock and 85,000,000 shares of common stock to the stockholders of Jade and merging Jade into our wholly-owned subsidiary. The 85,000,000 shares of common stock and the 82,167 shares of Series B Preferred Stock, which convert into common stock, together will represent approximately 50% of the shares of common stock outstanding as of the effective date of the reverse split before the conversion of notes issued in the private offering and before the issuance of 500,000 shares under our 2003 Equity Plan. After the issuance of the shares to the private placement investors and to the grantees under our equity incentive plan, the Jade shareholders will own approximately 45% of our issued and outstanding common stock. There are no federal or state regulatory requirements that must be complied with, nor are there any regulatory approvals required to consummate this transaction. The basis of the exchange of our Series B Preferred Stock and common stock for Jade's common stock was the result of arm's-length negotiations between us and Jade. There were no specific methods used to value either our common stock or Series B Preferred Stock or the common stock of Jade.

EMPLOYMENT AGREEMENTS

As a condition to the merger with Jade, each of Messrs. Raymond Barton, Timothy Schmidt and Alan Cohen entered into employment agreements with Dominix. The following discussions summarize the material terms of their respective employment agreements.

Mr. Barton's agreement is for an initial period of three years, ending on December 8, 2006. The agreement is automatically extended for up to two additional twelve month terms unless either party gives the other 60 days prior notice that it elects not to extend the agreement. Under the Agreement, Mr. Barton receives a base salary of $100,000 per year. In addition to his base salary, Mr. Barton is entitled to a quarterly bonus of 2% of the company's revenues, to a maximum of $20,000 per quarter. Mr. Barton is also entitled to participate in any management bonus plan and entitled to such benefits, health insurance and vacations which are to be provided to other senior executives of the company. As part of the agreement, Mr. Barton has agreed to not disclose material information of the company, agreed not to compete with us, not to solicit our employees and to protect our confidential information.

Mr. Schmidt's agreement is for an initial period of three years, ending on December 8, 2006. The agreement is automatically extended for up to two additional twelve month terms unless either party gives the other 60 days prior notice that it elects not to extend the agreement. Under the agreement, Mr. Schmidt receives a base salary of $100,000 per year. In addition to his base salary, Mr. Schmidt is entitled to a quarterly bonus of 2% of the Company's revenues to a maximum of $20,000 per quarter. Mr. Schmidt is also entitled to participate in any management bonus plan and entitled to such benefits, health insurance and vacations which are to be provided to other senior executives of the company. As part of the agreement, Mr. Schmidt has agreed to not disclose material information of the company, agreed not to compete with us, not to solicit our employees and to protect our confidential information.

Mr. Cohen's agreement is for an initial period of two years, ending on December 8, 2005. The agreement is automatically extended for up to two additional twelve month terms unless either party gives the other 30 days prior notice that elects not to extend the agreement. Under the agreement, Mr. Cohen receives a base salary of $70,000 per year. In addition, upon signing the company agreed to issue Mr. Cohen 100,000 post-split shares, subject to the following vesting schedule:

      o     40,000 shares vesting upon the  effectiveness  of the reverse split;
            and

      o 20,000 shares each shall vest respectively upon Mr. Cohen staying employed by us for twelve months, eighteen months and twenty-four months.

Mr. Cohen's bonus, if any, will be determined by the board of directors. Mr. Cohen is entitled to participate in any management bonus plan and entitled to such benefits, health insurance and vacations which are to be provided to the other senior executives of the company. As part of the agreement, Mr. Cohen has agreed to not disclose material information of the company, agreed not to compete with us, not to solicit our employees and to protect our confidential information.

Aside from the employment agreements, the shares of stock obtained upon the merger and the shares to be issued under the equity incentive plan, the officers and directors of Jade have no other interest in the merger.

Mr. Schenker received registration rights from Dominix relative to the 100,000 shares of common stock underlying his Series A Preferred Stock.

PRIVATE OFFERING

On December 1, 2003 we completed a private offering of our 7% convertible notes in the aggregate principal amount of $575,000. We received net proceeds of $522,500. The principal and accrued interest of the notes are convertible into units of our securities, whereby for each $1.00 converted the investor will receive one (1) share of post-split common stock and one-half of a warrant to purchase our common stock for a two-year period at an exercise price of $1.75 per share. The notes may be redeemed by us, in whole or in part, on a pro-rata basis, upon not less than ten (10) days nor more than twenty (20) days notice for 120% of the principal amount. By their terms, the notes were to automatically convert into the above described units, however, the issuance of the units cannot occur until after we reverse split our common stock.

Adelphia  Capital,  LLC  acted as  placement  agent  for the  private  offering.
Adelphia received a gross cash commission of $52,500 for its services in connection with this offering, a portion of which was paid to a sub-placement agent CGF Securities, LLC. In addition, we issued to CGF Securities LLC as a selling agent commission 10,000 warrants to purchase our post-split common stock at an exercise price of $1.00 per share, exercisable for five years and 5,000 warrants to purchase our post-reverse split common stock at $1.75 per share. These warrants are exercisable for three years from the date of issuance.

The private offering was made to the following six unaffiliated accredited investors. There were no other offers made to any other potential investors.

         Capital Growth Equity Fund I, LLC           $100,000
         Nicholas Romano                             $100,000
         Lawrence Wiener                             $200,000
         Andrew Sirlin                               $ 25,000
         Edward W. Gordon                            $ 50,000
         Fenway Advisory Group Pension
            & Profit Sharing Plan                    $100,000
                                                      -------
                  Total                              $575,000

Our sole director authorized the issuance of these securities because, as a condition to the merger with Jade, we agreed to fund Jade with a minimum of

$500,000. We used the majority of the net proceeds to fund the operations of Jade. The funds were necessary for Jade to operate and grow its business. Jade in turn funded MarketShare Recovery, Inc., in the amount of approximately $46,000, an entity which has similar management to Jade. Because we no longer are acquiring MarketShare, we have agreed with MarketShare that these funds represent our payment to MarketShare in connection with a database license agreement entered into between Jade and MarketShare on March 30, 2004. This agreement entitles Jade to license proprietary software of MarketShare necessary for Jade to operate its website.

INFORMATION ABOUT JADE

Jade Entertainment Group, Inc. was incorporated on July 5, 2001 under the laws of the State of New York and is a development stage business. It's principal executive office is located at 95 Broadhollow Road, Suite 101, Melville, New York 11747. It's telephone number is (631) 385-0007. Jade since inception has been developing its technology, marketing its website to potential advertisers and building consumer awareness of Jade's website and services.

Jade operates AskJade.com a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to locate on the Internet. Jade's search engine then displays a selection of web sites related to that query. Advertisers can determine exactly where on the results page their web site link will appear for any given query.

Jade's plan of operations for the next twelve months is to become a leading internet portal for adult oriented content and to benefit from additional advertising and sponsorship opportunities and expanded e-commerce offerings. Jade seeks to recruit advertisers to utilize its services primarily through direct sales efforts. Jade targets adult entertainment e-commerce businesses and advertisers who it locates through online and off-line research An introduction to its service is made directly to the potential advertiser, utilizing e-mail. Jade recognizes its website revenue based on the affiliate/referral program. An affiliate/referral program is revenue sharing agreements, which are set up by companies selling products and services. As a website and search engine owner, Jade places third-party companies' advertisement banners on its website. When a consumer clicks on an affiliate company's banner or hyperlink located on Jade's website, they are sent to that affiliate company's website. When the customer pays via credit card they have the ability to purchase products and services. Only when products are purchased or services are provided is when revenue is recognized. The revenue is then transmitted to a third party processing center who in turn distributes the payment in accordance with the agreement between Jade and its affiliate. The percentage of the purchase price we receive varies from customer to customer and ranges from 5% to 10% of the purchase price of the goods or services sold. Our services are designed to connect consumers who are most likely to purchase specific goods and services to businesses that provide those goods and services.

Search is a large and growing market. In the United States alone, hundreds of millions of searches each day are conducted on the Internet. Jade believes a substantial portion of these searches are commercial in nature. Commercial search queries, we believe, are best served by paid search, which Jade defines, generally, as targeted advertising paid pr lead. It believes that paid search is one of the fastest growing segment of Internet search. In its view, improvements in the quality, relevance, breadth and depth of paid listings will likely drive growth of paid introductions on commercial inquiries.

In addition, Jade also believes that the price per paid introduction that advertisers pay will continue to grow. Relative to alternatives, a lead on AskJade.com at an average price of $.03 is less expensive, yet more targeted and measurable than other direct sales methods.

Jade believes that paid search is a relatively untapped market for many advertisers. Pay-For-Performance search has only been introduced recently and we believe that there are many large advertisers that still have not contributed portions of their marketing budget to Internet advertising and more specifically paid search, but will as the Internet becomes a more acceptable medium for advertising goods and services.

Jade also believes that its business will continue to experience growth outside of the United States as Internet usage and e-commerce development continue to grow in other countries.

Jade's objective is to expand advertiser participation and increase business and consumer transactions through our AskJade.com search engine. Jade believes that if it builds a solid foundation of active bidders and users, it will stimulate growth which should increase the efficiency of its service. A large and active base of advertisers will enable it to generate more relevant search results for consumers, which in turn should increase the number of consumers utilizing its services.

Jade seeks to attract advertisers who want to drive highly targeted leads to their Web sites. Advertisers utilize Jades self-service tools to open and manage accounts online through our automated Web-based account management tool that offers several tracking, bid management and measurement features. By automating the sales and maintenance of many of its advertiser accounts, Jade gives businesses greater control over the advertising process, while leveraging the scalable nature of its business.

Potential advertisers find AskJade.com directly, through third-party referral programs, through our direct sales efforts and through a variety of direct marketing activities.

Jade makes its services available to consumers and businesses, affiliates and advertisers through a combination of its own proprietary technology and commercially available technology from industry providers. Jade also relies upon third parties to provide hosting services, including hardware support and service and network coordination.

Any disruption in Internet access or other services provided by third parties could have a material adverse effect on our business. Jade is undertaking initiatives to develop and implement business continuity, improve data retention, create backup and recovery processes and systems and standardize technology platforms.

Jade seeks to protect its copyrights, service marks, trademarks and trade secrets through a combination of laws and contractual restrictions. For example, we attempt to register our trademarks and service marks in the United States and other countries throughout the world. However, effective trademark, service mark, copyright and trade secret protection may not be available in every country in which our services are made available online.

DISTRIBUTION

Jade employs a broad based affiliate program which drives traffic to the AskJade.com site and also functions as an online branding program, by placing the AskJade.com logo on numerous sites around the web. Any website owner can become an affiliate simply by placing a uniquely generated computer generated tag on their website which forwards the user to the AskJade.com website. We currently have 50 affiliates in our affiliate program that have signed up through our website. These affiliates generate revenue either on a per search basis or through revenue sharing on paid click-throughs. Furthermore Jade plans to establish other affiliate programs to link our advertisers to consumers who may not otherwise use the AskJade.com search engine. We also plan to develop affiliate relationships with other heavily trafficked sites, browsers, community portals and Internet service providers. Central to our Internet- based marketing is an additional affiliate program that allows other web sites to place the AskJade.com search interface on their web pages in the form of small boxes or banners.

Jade plans to utilize traditional media strategies to generate unique users for the AskJade.com search engine. To build brand awareness with consumers and drive traffic to the AskJade.com web site, we use off-line media including:

      o     public relations;
      o     telemarketing;
      o     radio; and
      o     outdoor advertising in key markets.

Jade has also recently acquired an adult foreign film library with over fifty titles. In February 2004, Jade entered into a distribution agreement with a third party distributor to sell this content in a DVD format through both the wholesale and retail channels and recently commenced shipping its first title from such film library. Jade believes the expansion of its business into content ownership of specialized adult film content offers a complementary revenue stream for its on-line adult search engine business.

COMPETITION

Jade faces competition in three principal areas:

      o     distribution of its services;

      o     demand for its services on its affiliates Web sites; and

      o     usage of its services by advertisers.

It competes with companies that provide both mainstream and specialty adult oriented affiliate/referral advertising services that are similar to Jades. In addition, we cannot assure you that another search service will not successfully offer a competitive affiliate/referral advertising service. We believe it is likely that there will be additional entrants to the affiliate/referral search market. These competitors will compete against Jade for affiliate arrangements. This competition could cause Jade to enter into affiliate agreements with less favorable terms or lose affiliates or potential affiliates. This could reduce our number of paid introductions, increase the amount of revenue shared with affiliates, and reduce total revenues and thereby have a material adverse effect on our business, operating results and financial condition.

Our affiliates face competition for user traffic within the search marketplace, which affects the number of paid introductions on our service. If the users of these affiliates prefer the services offered by the affiliates competitors with whom we do not have a relationship, the businesses of our affiliates may suffer. This may in turn have a material adverse effect on our business, operating results and financial condition. In addition, many of our affiliates compete with one other, and this may make it difficult for us to develop some affiliate relationships.

We also compete with providers of pay-per-click search services and other search services, Internet service providers, other Web sites and advertising networks such as DoubleClick, Inc. and 24/7 Media, Inc., as well as traditional offline media such as television, radio and print and direct marketing companies, for a share of advertisers total advertising budgets. Accordingly, Jade may face increased pricing pressure for the sale of advertisements and direct marketing opportunities. We may also face a decrease in demand for the Askjade.com service. This could have a material adverse effect on our business, operating results and financial condition.

Many of our competitors, as well as potential entrants into our market, have longer operating histories, larger customer or user bases, greater brand recognition and greater financial, marketing and other resources than we do. Many current and potential competitors can devote substantially greater resources to promotion, Web site and systems development than we can. In addition, as the use of the Internet and other online services increases, larger, well-established and well-financed entities may continue to acquire, invest in or form joint ventures with providers of Web directories, search and information services or advertising solutions. Existing providers of Web directories, search and information services or advertising solutions may continue to consolidate.

ANTICIPATED ACCOUNTING TREATMENT

This transaction has been accounted for as a reverse merger with Jade as the acquirer of Dominix. The reverse merger was accounted for as a recapitalization and the stockholders' equity was retroactively restated to the inception of Jade, July 5, 2001.

FEDERAL TAX CONSEQUENCES

We were not required to provide for a provision for income taxes for the years ended December 31, 2003 and 2002, as a result of net operating losses during those periods. As of December 31, 2003, we have available approximately $3,032,000 of net operating losses, plus a capital loss of approximately $3,013,000 available for income tax purposes that may be carried forward to offset future taxable income, if any. These carryforwards expire in various years through 2023. At December 31, 2003, we had a deferred tax asset of approximately $2,418,000 representing the benefits of its net operating loss and capital loss carryforwards. Our deferred tax asset has been fully reserved by a valuation allowance since realization of its benefit is uncertain. Due to a change in ownership the net operating loss carryforwards ("NOL's") may be limited pursuant to section 382 of the Internal Revenue Code of 1986. NOL's may also be limited due to the introduction of new members into the consolidated group. Generally the NOL's of the existing group may not offset income generated by new members unless both the loss and income are recognized in the same tax year.

GOVERNMENT REGULATION AND INDUSTRY STANDARDS

There are an increasing number of laws and regulations in the United States and abroad pertaining to communications and commerce on the Internet. In addition, a number of legislative and regulatory proposals are under consideration by federal, state, local and foreign governments. Laws or regulations may be adopted with respect to the Internet relating to liability for information retrieved from or transmitted over the Internet, user privacy, taxation and the quality of products and services. Moreover, the application to the Internet of existing laws governing issues such as intellectual property ownership and infringement, pornography, obscenity, libel, gaming, employment and personal privacy is uncertain and developing. Any such legislation or regulation, or the application or interpretation of existing laws, may decrease the growth in the use of the Internet in general, prevent us from delivering our content in different parts of the world and increase Jade's costs of selling products or otherwise operating our business.

Several federal, state and foreign statutes prohibit the transmission of indecent, pornographic, obscene or offensive content over the Internet to particular groups or persons. The extent to which these laws apply to us is limited due to the fact that we do not own or display photographic/pictorial content, other than advertising banners that appear on our site, though we have acquired a foreign adult film library. We will use discretion in determining what graphical advertisements will be allowed on our website and what type of adult film content we will acquire in order to avoid legal scrutiny. Furthermore we have taken measures, principally the consent form/disclaimer at the entry page to Jade's website to discourage and put users on notice of the adult oriented content of Jade's website in an effort to re-direct users who may be sensitive to certain sexual depictions which may be viewed on our website. In addition some private legal actions have been brought or threatened against libraries and various public facilities that offer unfiltered Internet access. If these statutes are deemed to apply to us and our activities, if new laws or regulations are adopted which are found to apply to Jade's activities, or if caselaw establishes broad limitations on distribution, we may be limited in the types of content and advertisements we make available on our Web sites. In such case we would be compelled to moderate the nature of the contents of the advertising we permit on the site, which may result in a decrease in traffic; if users decide that we are no longer able to serve their personal preferences with respect to the sexual nature of the content and the facility with which they will be able to locate those websites which makes that content available. In addition, some foreign countries, such as Singapore and China, entirely restrict access to our Web sites throughout their countries. If other countries decide to adopt similar policies, our business and financial results may be harmed. Furthermore, legislation regulating online content could limit the growth in use of the Internet generally and decrease the acceptance of the Internet as an advertising and e-commerce medium.

Web sites typically place identifying data, or cookies, on a user's hard drive without the user's knowledge or consent. Our company and many other Internet companies use cookies for a variety of different reasons, including the collection of data derived from the user's Internet activity. Any reduction or limitation in the use of cookies could limit the effectiveness of our sales and marketing efforts. Most currently available Web browsers allow users to remove cookies at any time or to prevent cookies from being stored on their hard drive. Some privacy advocates and governmental bodies have suggested limiting or eliminating the use of cookies. In addition, the European Union and many countries within the EU have adopted privacy directives or laws that strictly regulate the collection and use of information regarding Internet users that is identifiable to particular individuals. Privacy legislation has been proposed in the U.S. as well, and the U.S. Federal Trade Commission has taken action against Web site operators that do not comply with state privacy policies. These and other governmental efforts may limit our ability to target advertising or collect and use information regarding the use of our Web sites. Fears relating to a lack of privacy could also result in a reduction in the number of our users and subscribers which could harm our business and financial results.

                           MANAGEMENT'S DISCUSSION AND
            ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

On December 5, 2003, the Company acquired Jade by way of merger through the Company's newly formed wholly-owned subsidiary, Jade Acquisition Corp., by issuing 82,167 shares of its Series B Convertible Preferred Stock and 85,000,000 shares of its common stock to the stockholders of Jade.

Jade Entertainment Group, Inc. began operations in 2001 as a development stage business. Jade, since its inception, has been developing its technology, marketing its website to potential advertisers and building consumer awareness of Jade's website and services. Jade's revenue to date has been from website revenue through which Jade operates Askjade.com, a specialty search engine for the adult entertainment industry. Its search engine allows internet users to enter a word, phrase or plain English query describing what they want to locate on the internet. As a website owner Jade is paid a commission and is rewarded for sending customers to the companies website.

In December of 2003 Jade purchased fifty digitally mastered tapes containing adult content. Each tape contains approximately two hours of raw footage which Jade intends to convert into a DVD format. In April 2004 Jade plans to release the first of fifty movies on DVD format which will be sold to distributors at the wholesale level as well as stores at the retail level. Jade expects to release between six to eight videos in 2004.

We expect an increase in revenue beginning in 2004 due to the expected sales of the DVD's and from the new websites being created which will give the viewer an opportunity to view scenes of the videos for a fee.

 As a result of purchasing the video library we expect our selling, general, and administrative expenses, and video production costs to increase in 2004 and 2005 as we hire new personnel (web designers) and start to put more videos into production and get them ready for distribution. We therefore expect that our net losses will increase in 2004 to be offset to a limited degree by revenue from the sale of our videos and increased traffic to our website.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of our consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosures. A summary of those accounting policies can be found in the footnotes to the consolidated financial statements included elsewhere in this report. Certain of our accounting policies are considered critical as they are both important to the portrayal of our financial condition and results of operations and require judgments on the part of management about matters that are uncertain. We have identified the following accounting policies that are important to the presentation of our financial condition and results of operations.

VIDEO LIBRARY

During 2003 we acquired fifty digitally mastered tapes containing adult content, which we intend to convert into DVD format and other adult media entertainment. These costs will be amortized proportionately with revenue recognition related to the distribution of the products and licensing revenues. Management believes that this method provides a reasonable matching of expenses with total estimated revenues over the periods that revenues associated with films and programs are expected to be realized. Film and program amortization will be adjusted periodically to reflect changes in the estimates of amounts of related future revenues. Film and program costs are stated at the lower of unamortized cost or estimated net realizable value as determined on a specific identification basis. No films were produced as of December 31, 2003.

REVENUE RECOGNITION

Revenue recognized by Jade through December 31, 2003 represents revenue from its search engine. Jade receives a fee when its search engine is used to complete an online purchase. The revenue is recognized upon completion of the transaction. Revenue to be generated under the sale of its DVD's and other media entertainment will be recognized upon shipment of the merchandise.

RESULTS OF OPERATIONS

The following table includes consolidated statements of operations data for the years ended December 31, 2003 and 2002 expressed as dollar amounts and as a percentage of revenues.

                                                   Years Ended                   Years Ended
                                                   December 31,                  December 31,
                                                  2003     2002                 2003     2002
                                                 ----------------              ---------------
Revenues
    Website Revenue                            $  6,878      $ 12,595        100.00        100.00
                                             ----------    ----------      --------      --------
    Total Revenue                              $  6,878      $ 12,595        100.00        100.00

Cost of Revenue
    Affiliate Costs                               2,461             0         36.00         00.00
    Website Hosting                               1,873         9,335         27.00         74.00
                                             ----------    ----------      --------      --------
    Total cost of revenues                        4,334         9,335         63.00         74.00

Operating Expenses
    Selling, general and administrative         127,883       108,521       1859.00        862.00
    Depreciation                                    119             0          2.00          0.00
    Stock Based Compensation                          0         7,294         00.00         58.00
                                             ----------    ----------      --------      --------
    Total operating expenses                    128,002       115,815       1861.00        920.00
    Operating Loss                             (125,458)     (112,555)

Other Income (Expense)
    Interest                                     55,497             0       (807.00)        00.00
    Financing Costs                               5,000             0        (73.00)        00.00
                                             ----------    ----------      --------      --------
    Total other income (expense)                 60,497             0       (880.00)        00.00
                                             ----------    ----------

Net Loss                                      $(185,955)    $(112,555)

The following discussion relates to the historical financial statements of Jade an should be read in conjunction with the consolidated financial statements and related notes and the pro forma balance sheet included elsewhere in this information statement.

COMPARISON OF YEARS ENDED DECEMBER 31, 2003 AND 2002

REVENUES - Our total revenues were $6,878 for the year ended December 31, 2003 a decrease of $5,717 or 45% from the corresponding period in 2002. All of our revenue during the years ended December 31, 2003 and 2002 were derived from our website. We believe revenues generated by Jade's website will increase in 2004 due to the increased volume of adult content, which a subscriber can pay for which shows scenes from Jade's upcoming video releases. The decrease in website revenue was the result of increased internet competition, lack of new adult content on Jade's website, and a decrease in spending on marketing and advertising campaigns.

COST OF REVENUES - Our cost of revenues were $4,334 for the year ended December 31, 2003, a decrease of $5,001 or 54% from the corresponding period of 2002. The decrease was due to less affiliate payouts as a result of decreasing website traffic flow to the affiliate websites.

SELLING, GENERAL AND ADMINISTRATIVE - Selling, general and administrative expenses were $127,883 for the year ended December 31, 2003, an increase of $19,362 or 17.8% over the corresponding period in 2002. The increase in selling, general and administrative expenses resulted primarily from increased salaries for employees hired in the fourth quarter 2003.

NET LOSS - Our net loss was $185,955 for the year ended December 31, 2003, an increase of $73,400 over the corresponding period in 2002. The increase in net loss was in part the result of interest and financing costs relating to shareholders of Dominix who held convertible debentures that in turn decided not to convert their notes into common stock and decided to hold the notes, therefore accruing interest. In addition a full time receptionist, and computer administrator were hired in the fourth quarter of 2003.

COMPARISON OF YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 2001

REVENUES - Our revenues were $12,595 for the year ended December 31,2002 an increase of $12,060 or 2,354% from the corresponding period in 2001. All of our revenue during the year derived from our website as well as traffic to our affiliate's websites in which we earn a fee every time an individual uses our askjade.com search engine and purchases a product or service from our affiliate.

COST OF REVENUES - Our cost of revenue was $9,335 for the year ended December 31,2002, an increase of $9,335 or 100% from the corresponding period of 2001.
The increase was due to the fact that in 2001 Jade did not have a hosting facility in place to run its website. In 2002 Jade had a website host and subsequently started to incur costs.

SELLING GENERAL AND ADMINISTRATIVE - Selling, general and administrative expenses were $108,521 for the year ended December 31, 2002, an increase of $59,832 or 110% over the corresponding period in 2001. The increase in selling, general, and administrative expenses resulted from increased costs associated with marketing and promoting the company as well as office costs needed to meet the company's everyday demands such as rent, payroll, office expenses etc.

NET LOSS - Our net loss was $112,555 for the year ended December 31,2002 an increase of $57,107 over the corresponding period in 2001. The increase in net loss was due to the costs associated with the promoting, marketing, implementing, as well as everyday business expenses needed to make a company grow.

LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2003, our cash and cash equivalents totaled $314,875, as compared with $2,240 at December 31, 2002. This increase in cash was primarily due to $500,000 received in the private placement from sales to private investors net of placement fees in the fourth quarter of 2003. Dominix granted two year warrants to purchase a total of 287,500 post-split shares of its common stock at an exercise price of $1.75 per share. These warrants were issued in connection with the placement of $575,000, 7% convertible notes.

Net cash used in operating activities was $132,997 for the year ended December 31, 2003 compared to $104,318 for the year ended December 31, 2002. The increase in the net cash used in operating activities was principally due to the purchase of the video library in the amount of $50,000 which was offset by the amortization of deferred financing costs and debt discount totaling $54,900 as well as an increase in accrued liabilities in the amount of $50,986.

In 2003 Jade purchased various components of computer equipment totaling $6,845. The additional computers were purchased to accommodate the hiring of computer graphic designers whose contributions should facilitate an increase in traffic flow to Jade's website and should increase our revenue as a result of the increased traffic and awareness.

Net cash provided in investing activities was $489,699 for the year ended December 31, 2003 compared to net cash provided in investing activities of $0 for the year ended December 31, 2002. The net cash provided was a result of funding from investors who received 7% convertible notes which are convertible into units of securities, net of the purchase of computer equipment.

Net cash used from financing activities was $44,067 for the year ended December 31, 2003 as compared to net cash used in financing activities of $0 for the year ended December 31, 2002. The major financing activities, which took place over the two years, included the gross proceeds of $525,000 from the sale of our convertible debentures which was advanced to Jade to be used as working capital.

In November 2003, Dominix completed the sale of 7% convertible debentures resulting in gross proceeds of $575,000. The proceeds were allocated 64.05% or $368,270 to the notes and 35.95% or $206,730 to the warrants. The amount allocated to the warrants of $206,730 and the beneficial conversion in the amount of $368,270 were both recorded as a deferred debt discount and are being charged to interest expense over the term of the notes.

In connection with its private placement of the 7% convertible debentures Dominix issued to the placement agents warrants to purchase a total of 3,000,000 pre-split shares of the Dominix's common stock valued at $23,000 and incurred $60,000 of debt issuance costs associated with the offering. The $60,000 is being recorded as deferred financing costs and is being charged to interest expense over the term of the loan.

As of December 31, 2003 Dominix, Inc and subsidiaries had an increase in accrued expenses and liabilities in the amount of $197,157. This increase is made up of Interest expense, professional fees, and other miscellaneous expenses. From the $197,157 Dominix, Inc actually paid $50,986 to its creditors in 2004 resulting in an add back to cash flows from operating activities for the year ended December 31,2003. The remaining difference in the amount of $146,171 is being included in the recapitalization of Dominix and is disclosed in the supplemental part of the statement of cash flows.

In view of our accumulated deficit and recurring losses, our auditors have added an explanatory paragraph to their report on our financial statements stating that there is substantial doubt about our ability to continue as a going concern. In this regard management is adopting a plan for the development of our video and website product lines as well as seeking additional capital through the private sale of our debt or equity securities. There is no assurance that we will complete any financing or that we will achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We expect to fund development expenditures and incur losses until we are able to generate sufficient income and cash flows to meet such expenditures and other requirements. We do not currently have adequate cash reserves to continue to cover such anticipated expenditures and cash requirements. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to income tax and marketing related agreements with our affiliates. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The discussion in this information statement contains forward-looking statements that involve risks and uncertainties. The statements contained in this Report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. Our actual results could differ materially from those described in our forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our unproven business model and a limited operating history in a new and rapidly evolving industry; our ability to implement our business plan; and our ability to manage our growth, retain and grow our customer base and expand our service offerings.

We make forward-looking statements in the "Management's Discussion and Analysis of Financial Condition and, Results of Operations" above. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations, intentions and assumptions and other statements that are not historical facts. We generally intend the, words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate" and similar expressions to identify forward-looking statements.

This information statement contains certain estimates and plans related to us and the industry in which we operate, which assumes certain events, trends and activities will occur and the projected information based on those assumptions. We do not know that all of our assumptions are accurate. In particular, we do not know what level of growth will exist in our industry, if any, and particularly in the foreign markets in which we operate, have devoted resources and in which we shall seek to expand. If our assumptions are wrong about any events, trends and activities, then our estimates for future growth for our business may also be wrong. There can be assurances that any of our estimates as to our business growth will be achieved.

HISTORICAL FINANCIAL INFORMATION

The Historical Financial Statements required by item 310(c) of Regulation S-B pertaining to Jade for the last two fiscal years are part of our consolidated financial statements and are included in this information statement.

PRO FORMA INFORMATION

The Pro Forma Financial Information required by Item 310(d) of Regulation S-B showing the effect on the Dominix and Jade of the merger with Jade are part of this information statement.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Office located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this information statement concerning the contents of any document referred to herein are not necessarily complete.

Andrew J. Schenker, Sole Director

May 14, 2004

ATTACHMENTS:

Appendix A - Form of Amended and Restated Certificate of Incorporation Appendix B - 2003 Equity Incentive Plan

                         DOMINIX, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                   1


FINANCIAL STATEMENTS

  Consolidated Balance Sheet                                                   2
  Consolidated Statements of Operations                                        3
  Consolidated Statements of Stockholders' Equity (Deficiency)                 4
  Consolidated Statements of Cash Flows                                      5-6


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                  7-21

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Dominix, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Dominix, Inc. and Subsidiaries a development-stage company (the "Company") as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years ended December 31, 2003 and 2002 and for the period from inception (July 5, 2001) through December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dominix, Inc. and Subsidiaries at December 31, 2003 and the results of their operations and their cash flows for the years ended December 31, 2003 and 2002 and for the period from inception (July 5, 2001) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the years ended December 31, 2003 and 2002 and for the period from inception (July 5, 2001) through December 31, 2003, the Company has incurred losses of approximately $186,000, $113,000 and $354,000, respectively. In addition, the Company is in default on several convertible notes payable. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Marcum & Kliegman LLP

New York, New York
March 12, 2004

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                                      CONSOLIDATED BALANCE SHEET

                                                               December 31, 2003
--------------------------------------------------------------------------------


                                     ASSETS


CURRENT ASSETS
 Cash                                                                 $ 314,875
 Prepaid expenses and other current assets                                1,247
                                                                      ---------

    Total Current Assets                                                316,122

PROPERTY AND EQUIPMENT, Net                                               6,726

OTHER ASSETS
 Video library                                                           50,000
 Due from affiliate                                                      45,567
 Deferred financing costs, net                                           76,000
                                                                      ---------

    TOTAL ASSETS                                                      $ 494,415
                                                                      =========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
 Convertible debentures, net of deferred
  debt discount of $527,100                                           $ 289,900
 Accrued expenses and other current liabilities                         197,157
 Due to stockholders and affiliates                                       9,445
                                                                      ---------

    TOTAL CURRENT LIABILITIES                                           496,502
                                                                      ---------

COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' DEFICIENCY
 Preferred  stock - $.001  par  value;  5,000,000  shares  authorized
  Series  A Cumulative Convertible - 3,439,999 shares issued
   and outstanding, liquidation preference of $258,000                    3,440
  Series B Convertible - 82,167 shares issued
   and outstanding, liquidation preference of $6,163                         82
 Common stock - $0.001 par value; 200,000,000 shares
  authorized; 197,140,105 shares issued and outstanding                 197,140
 Additional paid in capital                                             151,209
 Deficit accumulated during development stage                          (353,958)
                                                                      ---------


    TOTAL STOCKHOLDERS' DEFICIENCY                                       (2,087)
                                                                      ---------

    TOTAL LIABILITIES AND
     STOCKHOLDERS' DEFICIENCY                                         $ 494,415
                                                                      =========


              The      accompanying   notes  are  an  integral   part  of  these
                       consolidated financial statements.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                           CONSOLIDATED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------



                                                                                              Cumulative Period
                                                               For the Years Ended             July 5, 2001 to
                                                                   December 31,                  December 31,
                                                              2003              2002                 2003
                                                          -----------------------------------------------------
REVENUE                                                   $     6,878       $    12,595          $    20,008
                                                          -----------       -----------          -----------

COSTS AND EXPENSES
  Cost of revenue                                               4,334             9,335               13,669
  Compensatory element of stock transactions                       --             7,294                8,694
  Depreciation                                                    119                --                  119
  Selling and administrative expenses                         127,883           108,521              290,987
                                                          -----------       -----------          -----------

      TOTAL COSTS AND EXPENSES                                132,336           125,150              313,469
                                                          -----------       -----------          -----------

      OPERATING LOSS                                         (125,458)         (112,555)            (293,461)
                                                          -----------       -----------          -----------

OTHER EXPENSES

  Interest                                                     55,497                --               55,497
  Financing costs                                               5,000                --                5,000
                                                          -----------       -----------          -----------

      TOTAL OTHER EXPENSES                                     60,497                --               60,497
                                                          ===========       ===========          ===========

      NET LOSS                                            $ (185,955)       $ (112,555)          $ (353,958)
                                                          ===========       ===========          ===========

Basic and Diluted Net Loss Per Share                           $0.00             $0.00
                                                               =====             =====

Weighted Average Number of Common
  Shares Outstanding - Basic and Diluted                  92,988,062        66,647,469
                                                         ===========        ==========

              The      accompanying   notes  are  an  integral   part  of  these
                       consolidated financial statements.

                                                 DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                    CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)

                             For The Years Ended December 31, 2003 And 2002 And
             The Period From Inception (July 5, 2001) Through December 31, 2003

--------------------------------------------------------------------------------



                                                                                  Preferred Stock         Preferred Stock
                                                          Common Stock                 Series A               Series B
                                                      Shares        Amount       Shares       Amount     Shares      Amount
                                                  ---------------------------------------------------------------------------
BALANCE - July 5, 2001                                       --   $       --           --    $     --        --      $  --
-------

  Stock issued for services                          19,588,124       19,588           --          --        --         --
  Sale of stock                                      46,854,793       46,855           --          --    82,167         82
  Net loss                                                   --           --           --          --        --         --
                                                   ------------   ----------   ----------    --------   -------      -----

BALANCE - December 31, 2001                          66,442,917       66,443           --          --    82,167         82
-------

  Stock issued for services                          16,642,030       16,642           --          --        --         --
  Sale of stock                                       1,915,053        1,915           --          --        --         --
  Net loss                                                   --           --           --          --        --         --
                                                   ------------   ----------   ----------    --------   -------      -----

BALANCE - December 31, 2002                          85,000,000       85,000           --          --    82,167         82

  Shares issued to stockholders of Dominix, Inc.    112,140,105      112,140    3,439,999       3,440        --         --
  Net Loss                                                   --           --           --          --        --         --
                                                   ------------   ----------   ----------    --------   -------      -----

BALANCE - December 31, 2003                         197,140,105   $  197,140    3,439,999    $  3,440    82,167      $  82
                                                   ============   ==========   ==========    ========   =======      =====

                                                               Accumulated
                                                                 Deficit
                                                   Additional    During
                                                    Paid-In    Development
                                                    Capital       Stage        Total
                                                 ---------------------------------------
BALANCE - July 5, 2001                             $      --    $      --    $      --
-------

  Stock issued for services                          (18,188)          --        1,400
  Sale of stock                                       51,163           --       98,100
  Net loss                                                --      (55,448)     (55,448)
                                                   ---------    ---------    ---------

BALANCE - December 31, 2001                           32,975      (55,448)      44,052
-------

  Stock issued for services                           (9,348)          --        7,294
  Sale of stock                                       59,734           --       61,649
  Net loss                                                --     (112,555)    (112,555)
                                                   ---------    ---------    ---------

BALANCE - December 31, 2002                           83,361     (168,003)         440

  Shares issued to stockholders of Dominix, Inc.      67,848           --      183,428
  Net Loss                                                --     (185,955)    (185,955)
                                                   ---------    ---------    ---------

BALANCE - December 31, 2003                        $ 151,209    $(353,958)   $  (2,087)
                                                   =========    =========    =========

              The      accompanying   notes  are  an  integral   part  of  these
                       consolidated financial statements.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                  Cumulative Period
                                                                         For the Years Ended       July 5, 2001 to
                                                                            December 31,            December 31,
                                                                       2003              2002           2003
                                                                 ---------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                                          $ (185,955)        $(112,555)        $ (353,958)
                                                                   ----------         ---------         ----------
  Adjustments  to reconcile net loss to net cash provided by (used in) operating activities:
    Amortization of deferred financing costs                            7,000                --              7,000
    Amortization of deferred debt discount                             47,900                --             47,900
    Depreciation                                                          119                --                119
    Compensatory element of stock transactions                             --             7,294              8,694
  Changes in operating assets and liabilities:
    Video library                                                     (50,000)               --            (50,000)
    Prepaid expenses and other current assets                          (1,247)               --             (1,247)
    Deferred revenue                                                   (1,800)              943                 --
    Accrued expenses and other current liabilities                     50,986                --             50,986
                                                                   ----------         ---------         ----------

      TOTAL ADJUSTMENTS                                                52,958             8,237             63,452
                                                                   ----------         ---------         ----------

      NET CASH USED IN
        OPERATING ACTIVITIES                                         (132,997)         (104,318)          (290,506)
                                                                   ----------         ---------         ----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of computer equipment                                       (6,845)               --             (6,845)
  Cash received in recapitalization                                   496,544                --            496,544
                                                                   ----------         ---------         ----------

      NET CASH PROVIDED BY
        INVESTING ACTIVITIES                                          489,699                --            489,699
                                                                   ----------         ---------         ----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from sale of common stock                                       --            61,649            159,749
  Advances to affiliate                                               (44,067)              --             (44,067)
                                                                   ----------         ---------         ----------

    NET CASH (USED IN) PROVIDED BY
      FINANCING ACTIVITIES                                         $  (44,067)        $  61,649         $  115,682
                                                                   ----------         ---------         ----------

              The      accompanying   notes  are  an  integral   part  of  these
                       consolidated financial statements.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued
--------------------------------------------------------------------------------


                                                                                                  Cumulative Period
                                                                         For the Years Ended       July 5, 2001 to
                                                                            December 31,            December 31,
                                                                       2003              2002           2003
                                                                 ---------------------------------------------------

      NET INCREASE (DECREASE) IN CASH                               $ 312,635        $ (42,669)          $ 314,875

CASH - Beginning                                                        2,240           44,909                  --
                                                                    ---------        ---------           ---------

CASH - Ending                                                       $ 314,875        $   2,240           $ 314,875
                                                                    =========        =========           =========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION Cash paid during the years for:

    Interest                                                        $      --        $      --           $      --
    Taxes                                                           $      --        $      --           $      --

  Non-cash investing and financing activities:

    Cash received in recapitalization:

      Deferred financing costs                                      $ (83,000)       $      --           $ (83,000)
      Convertible debentures, net of deferred debt
        discount of $575,000                                          242,000               --             242,000
      Accounts payable and accrued expenses                           146,171               --             146,171
      Due to stockholder                                                3,921               --               3,921
      Due to affiliate                                                  4,024               --               4,024
                                                                    ---------        ---------           ---------
                                                                      313,116               --             313,116
      Equity - issuance of common stock                               183,428               --             183,428
                                                                    ---------        ---------           ---------

      Cash received from capitalization                             $ 496,544        $      --           $ 496,544
                                                                    =========        =========           =========

              The      accompanying   notes  are  an  integral   part  of  these
                       consolidated financial statements.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Business and Reverse Merger

       On December 5, 2003, Dominix Inc., a publicly - traded company with no active business listed on the electronic bulletin board, ("Dominix") acquired 100% of Jade Entertainment Group, Inc. ("Jade"), a privately-held New York Corporation. Jade and Dominix collectively are referred to as "the Company". Jade is a development stage company engaged in the business of operating various adult Internet web-site's including a search engine for adult entertainment. Pursuant to the Merger, the stockholders of Jade received 85,000,000 shares of Dominix's common stock and 82,167 of Dominix's Series B preferred stock convertible into 781,140,000 shares of Dominix's common stock. After the issuance of common stock pursuant to various pending conversions including: (i) notes plus accrued interest into 64,000,000 shares of Dominix's common stock,
       (ii) conversion of accounts payable and accrued interest into 2,000,000 shares of Dominix's common stock, (iii) conversion of series A Preferred Stock into 687,999,800 shares of Dominix's common stock and (iv) the conversion of series B Preferred Stock into 781,140,000 shares of Dominix's common stock, the shareholders of Jade will own approximately 50% of the common stock of Dominix. After the merger, the two largest shareholders of Jade assumed the two highest executive positions of Dominix and effective 10 days from the mailing of Dominix's information statement to its stockholders they become members of the board of directors of Dominix.

       Accordingly, this transaction has been accounted for as a reverse merger with Jade as the acquirer of Dominix. The reverse merger was accounted for as a recapitalization of Jade and the stockholders' equity of Jade were retroactively restated to its inception on, July 5, 2001.

       The board of directors of Dominix has approved a one-for-two hundred reverse stock split, which is to become effective upon 20 days after the mailing of an information statement to its stockholders, see note 9.

       Jade since inception has been developing its technology, marketing its website to potential advertisers and building consumer awareness of the Jade's website and services. Jade's website, AskJade.com, is a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want located on the Internet. Its search engine then displays a selection of websites related to that query. In addition, Jade intends to distribute its video library of adult content through both the wholesale and retail channels throughout the United States in 2004. None of its planned principal operations have generated any substantial revenue through December 31, 2003.

       Background of public shell (Dominix)

       The public company was incorporated under the laws of the state of Colorado on July 30, 1987 as Apache Investments, Inc. In 1995, Apache Investments Inc. changed its name to Medical Management Systems, Inc.
       ("MMSI"). In June 2000, MMSI completed a stock exchange with Bookdigital.com, Inc. ("BookDigital"), where MMSI acquired over 99.7% of the stock of BookDigital. In July of 2000, MMSI reincorporated in Delaware, pursuant to a merger with Dominix, a newly-formed Delaware corporation.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Business and Reverse Merger, continued

       Background of Public Shell (Dominix), continued

       During 2000, Dominix's business was operated through BookDigital. BookDigital is a Delaware corporation formed in March of 1999 and was a development-stage company engaged in certain areas of web commerce. In 2001, due to the decline of the internet industry, Bookdigital.com halted development of its www.Bookdigital.com, www.bookdigitalschools.com and www.Lawxpress.com web sites and ceased operations. Through the year ended December 31, 2003, BookDigital has generated no revenues.

       In January of 2001, Dominix acquired approximately 98% of International Controllers, Inc. ("ICON"), a privately-held Delaware corporation, in exchange for shares of its common stock. ICON is a provider of telecommunications services under various ethnics' marketing clubs. In April 2002, the stock of the ICON subsidiary, including all of its operating assets and liabilities, was foreclosed by a related party note holder as full satisfaction of promissory notes and related accrued interest due such related party by ICON. As a result, Dominix had no active business during the period April 2002 through the merger date with Jade.

NOTE 2 - Going Concern and Managements Plans

       The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, assuming that the Company will continue as a going concern. For the years ended December 31, 2003 and 2002 and for the period from inception (July 5, 2001) through December 31, 2003, the
       Company had incurred losses of approximately $186,000, $113,000 and $354,000, respectively. The Company is in default on certain convertible notes payable, see note 7. These factors raise substantial doubt about the Company's ability to continue as a going concern. In November 2003, Dominix received proceeds of $575,000 from the sale of Convertible Debentures. The balance of cash at the merger date with Jade amounted to approximately $497,000. The Company's ability to continue as a going-concern is dependent upon obtaining additional financing, restructuring its existing liabilities, and the successful completion of its business plan. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. No assurance can be provided that the Company will be successful in locating additional financing or completing its business plan.

NOTE 3 - Summary of Significant Accounting Policies

       Principles of Consolidation

       The consolidated financial statements include the accounts of Jade from inception (July 5, 2001) to December 31, 2003 and Dominix and BookDigital from the date of merger, December 5, 2003 to December 31, 2003, collectively (the "Company"). All significant intercompany balances and transactions have been eliminated in consolidation.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - Summary of Significant Accounting Policies, continued

       Use of Estimates

       The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Video Library

       During  2003  the  Company   acquired  fifty  digitally   mastered  tapes
       containing adult content, which they intent to convert into DVD format and other media entertainment. These costs will be amortized proportionately with revenue recognized related to the distribution of the products and licensing revenues. Management believes that this method provides a reasonable matching of expenses with total estimated revenues over the periods that revenues associated with films and programs are expected to be realized. Film and program amortization will be adjusted periodically to reflect changes in the estimates of amounts of related future revenues. Film and program costs are stated at the lower of unamortized cost or estimated net realizable value as determined on a specific identification basis. No films were produced as of December 31, 2003.

       Property and Equipment

       Property and equipment are recorded at cost. The costs of additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is include in income. For financial reporting, depreciation is provided for under the straight-line method, based upon the estimated useful lives of the respective assets. For tax purposes, depreciation is provided for under the accelerated method based upon the estimated useful lives of the respective assets. The estimated useful life of computer equipment is three years.

       Revenue Recognition

       Revenue recognized by Jade through December 31, 2003 represents revenue from its search engine. Jade receives a fee when its search engine is used to complete an online purchase. The revenue is recognized upon completion of the transaction. Revenue to be generated under the sale of its DVD's and other media entertainment will be recognized upon shipment of the merchandise.

       Banner advertisement revenue takes place when an affiliate member places an advertisement banner on the ASKJADE.COM search engine. When a customer clicks on the banner or "flag" the customer is then taken to that affiliate's website. Revenue is only recognized when the customer purchases a product or service from the affiliate, only then does Jade Entertainment Group, Inc earn revenue.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - Summary of Significant Accounting Policies, continued

       Website Development Costs

       The Company recognizes the costs associated with developing a website in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) No. 00-2, "Accounting for Website Development Costs". Internal costs related to the development of website content are expensed as incurred. As of December 31, 2003 there are no capitalized website development costs.

       Advertising Costs

       Advertising costs are expensed as incurred. For the years ended December 31, 2003 and 2002 and for the period from inception (July 5, 2001) through December 31, 2003, advertising expense were $4,600, $3,336 and $9,736, respectively.

       Income Taxes

       The Company was not required to provide for a provision for income taxes for the years ended December 31, 2003 and 2002, as a result of net operating losses incurred during those periods. As of December 31, 2003, the Company had available approximately $3,032,000 of net operating losses ("NOL") plus a capital loss of approximately $3,013,000 available for income tax purposes that may be carried forward to offset future taxable income, if any. These carryforwards expire in various years through 2023. At December 31, 2003, the Company has a deferred tax asset of approximately $2,418,000 representing the benefits of its net operating loss and capital loss carryforwards. The Company's deferred tax asset has been fully reserved by a valuation allowance since realization of its benefit is uncertain. The difference between the statutory tax rate of 40% and the Company's effective tax rate (0%) is due to the increase in the valuation allowance of $74,000. The Company's ability to utilize its carryforwards may be subject to an annual limitation in future periods pursuant to Section 382 of the Internal Revenue Code of 1986, as amended and separate return limitation year ("SRLY") rules.

       Loss Per Share

       Basic net loss per common share has been computed based on the weighted average number of shares of common stock outstanding during the periods presented. Common stock equivalents, consisting of warrants, convertible debentures and preferred stock discussed in the notes to the consolidated financial statements, were not included in the calculation of the diluted loss per share because their inclusion would have had the effect of decreasing the loss per share otherwise computed.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - Summary of Significant Accounting Policies, continued

       Fair Value of Financial Instruments

       The consolidated financial statements include various estimated fair value information at December 31, 2003 as required by Statement of Financial Accounting Standards 107, "Disclosures about Fair Value of Financial Instruments." Such information, which pertains to the Company's financial instruments, is based on the requirements set forth in that Statement and does not purport to represent the aggregate net fair value to the Company.

       The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

       Accounts Payable: The carrying amounts approximate fair value because of the short maturity of those instruments.

       Convertible Debentures: The carrying amounts plus related unamortized deferred debt discount of the debentures approximate fair value due to the length of the maturities, the interest rates being tied to market indices and/or due to the interest rates not being significantly different from the current market rates available to the Company.

       All of the Company's financial instruments are held for purposes other than trading.

       Stock-Based Compensation

       The Company follows SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 establishes accounting and reporting standards for stock-based employee compensation plans. This statement allows companies to choose between the fair value-based method of accounting as defined in this statement and the intrinsic value-based method of accounting as prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees."

       The Company has elected to continue to follow the accounting guidance provided by APB 25, as permitted for stock-based compensation relative to the Company's employees. Stock and options granted to other parties in connection with providing goods and services to the Company are accounted for under the fair value method as prescribed by SFAS 123.

       In December 2002, the Financial Accounting Standard Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of SFAS Statement No. 123". This statement amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. In addition, SFAS No.148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 also requires that those effects be disclosed more prominently by specifying the form, content, and location of those disclosures. The Company adopted the increased disclosure requirements of SFAS No. 148 during the year ended December 31, 2003.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - Summary of Significant Accounting Policies, continued

       Stock-Based Compensation, continued

                                                                                                       Cumulative
                                                                                                     Period July 5,
                                                                       For the Years Ended              2001 to
                                                                          December 31,                December 31,
                                                                      2003             2002               2003
                                                                ------------------------------------------------------
     Net loss attributable to common stockholders,
       as reported                                                  $(171,769)        $(121,555)         $(339,772)

     Add:  stock-based employee compensation
                 expense included in reported net loss
                 applicable to common stockholders                         --                --                 --

     Less:  total stock-based employee
               compensation expense determined
               under the fair value-based method of
               all awards                                                  --                --                 --
                                                                    ---------         ---------          ---------

     Proforma net loss attributable to common
       stockholders                                                 $(171,769)        $(121,555)         $(339,772)
                                                                    =========         =========          =========


     Basic and Diluted Net Loss Attributable to
       Common Stockholders:

         As reported                                                   $0.00             $0.00             $0.00
                                                                       =====             =====             =====
         Proforma                                                      $0.00             $0.00             $0.00
                                                                       =====             =====             =====

       Impact of Recently Issued Accounting Standards

       In April 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 145, "Rescission of FASB Statement No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires that gains and losses from extinguishment of debt be classified as extraordinary items only if they meet the criteria in Accounting Principles Board Opinion No. 30 ("Opinion No. 30"). Applying the provisions of Opinion No. 30 will distinguish transactions that are part of an entity's recurring operations from those that are unusual and infrequent that meets the criteria for classification as an extraordinary item. The adoption of SFAS No. 145 did not have a material impact on the Company's financial position and results of operations.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - Summary of Significant Accounting Policies, continued

       Impact of Recently Issued Accounting Standards, continued

       In June  2002,  the FASB  issued  SFAS No.  146,  "Accounting  for  Costs
       Associated with Exit or Disposal Activities." SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3,
       "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after March 31, 2003, with early application encouraged. The Company adopted this statement on January 1, 2002.

       In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN 45 are effective for guarantees issued or modified after March 31, 2003 and adoption of the disclosure requirements are effective for the Company during the first quarter ending January 31, 2003. The adoption of FIN 45 did not have a material impact on the Company's financial position and results of operations.

       In January 2003, the FASB issued Interpretation Number 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). This interpretation of Accounting Research Bulletin ("ARB") No. 51, "Consolidated Financial Statements," provides guidance for identifying a controlling interest in a variable interest entity ("VIE") established by means other than voting interests. FIN No. 46 also requires consolidation of a VIE by an enterprise that holds such a controlling interest. In December 2003, the FASB completed its deliberations regarding the proposed modification to FIN No. 46 and issued Interpretation Number 46(R), "Consolidation of Variable Interest Entities - an Interpretation of ARB No. 51" ("FIN No. 46(R)"). The decisions reached included a deferral of the effective date and provisions for additional scope exceptions for certain types of variable interests.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - Summary of Significant Accounting Policies, continued

       Impact of Recently Issued Accounting Standards, continued

       Application of FIN No. 46(R) is required in financial statements of public entities that have interests in VIEs or potential VIEs commonly referred to as special-purpose entities for periods ending after December 15, 2003. Application by public small business issuers' entities is required in all interim and annual financial statements for periods ending after December 15, 2004. The adoption of FIN No. 46(R) is not expected to have an impact on the Company's consolidated financial position, results of operations or cash flows.

       In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The statement amends and clarifies accounting for derivative instruments, including certain derivatives instruments embedded in other contracts and for hedging activities under SFAS No. 133. This statement is effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003 the guidance should be applied prospectively. The provisions of this statement that relate to SFAS No. 133, Implementation Issues, that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with respective effective dates. In addition, certain provisions relating to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to existing contracts as well as new contracts entered into after June 30, 2003. The adoption of SFAS No. 149 is not expected to have an impact on the Company's financial position and results of operations.

       In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise, is effective at the beginning of the first interim period beginning after June 15, 2003. The Company adopted SFAS No. 150 in the quarter ended September 30, 2003. The adoption did not have an impact on the condensed financial statements.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - Property and Equipment

       Property and equipment consists of the following at December 31, 2003:

       Computer equipment                                              $6,845
       Less:  accumulated depreciation                                   (119)
                                                                       ------

               Property and Equipment, Net                             $6,726
                                                                       ======

       Depreciation expense for the years ended December 31, 2003 and 2002 was $119 and $--, respectively.

NOTE 5 - Deferred Financing Cost

       Deferred financing cost consists of the following at December 31, 2003:

       Deferred financing cost                                         $83,000
       Less:  accumulated amortization                                  (7,000)
                                                                       -------

               Deferred Financing Cost, Net                            $76,000
                                                                       =======

       Amortization of the deferred financing cost for the years ended December 31, 2003 and 2002 was $7,000 and $--, respectively, see Note 7.

NOTE 6 - Due from Affiliate

       The Company advanced amounts to a public company MarketShare Recovery, Inc ("MarketShare"), related by virtue of common management during the year ended December 31, 2003. The amount due as of December 31, 2003 of approximately $46,000 is unsecured and non-interest bearing. In March 2004, Jade forgave repayment of the amount due in exchange for the use through a sublicense to use MarketShare's database for a term of ten years to be used to operate its website, see note 12.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 7 - Convertible Debentures

     Convertible debentures at December 31, 2003 consist of the following:

     a)   Convertible  debenture  (default),  due on demand,
          bearing  interest at 8% per annum.  The  debenture
          contains  a  provision   for   conversion  at  the
          holder's option including accrued  interest,  into
          the Company's  common stock at a conversion  price
          equal to 70% of the average  closing bid price per
          share of  common  stock  for the  five-day  period
          prior to such conversion.  The related  beneficial
          conversion  feature  has  been  fully  charged  to
          interest expense by Dominix in prior years.                   $100,000

     b) Convertible debentures (default), due on demand, bearing interest at 12% per annum. The debentures contain a provision for conversion, at the holder's option including accrued interest, into the Company's common stock at a conversion price equal to 70% of the average closing bid price per share of common stock for the five-day period prior to such conversion, subject to maximum conversion prices of $.10 to $.40 per share. The related beneficial conversion feature has been fully charged to interest expense by Dominix in prior years.

                                                                         142,000

     c)   Convertible  debentures,  due  November  30, 2004,
          bearing  interest at 7% per annum.  The debentures
          contain  a  provision  for   conversion,   at  the
          holder's option  including  accrued  interest on a
          one  for  one  basis,  into  units  of  securities
          comprising   of  common   stock  and  warrants  to
          purchase one-half share of common stock at $.00875
          per share for two years from the date of issuance,
          net of deferred debt discount of $527,100.                      47,900
                                                                        --------

                Total Convertible Debentures                             289,900

       Less:  current portion                                            289,900
                                                                        --------

                Long-Term Debt, Net of Current Portion                  $     --
                                                                        ========

       b) The Company entered into agreements with six holders of 12% convertible debentures totaling $112,000 who agreed to convert their debentures for a total of 189,000 shares of common stock to be delivered following any reverse stock split of the Company's outstanding common stock.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 7 - Convertible Debentures, continued

       c) In November 2003, Dominix completed the sale of 7% Convertible Debentures resulting in gross proceeds of $575,000. The gross proceeds were allocated 64.05% or $368,270 to the notes and 35.95% or $206,730 to the warrants. The conversion price of the debentures was below the market price of the Company's common stock at December 31, 2003, which resulted in a beneficial conversion feature of $368,270. The debentures may be redeemed by Dominix, on a pro-rata basis for 120% of the principal amount and are automatically convertible into common stock upon completion of the reverse stock split.

           The conversion price and market price of common stock at the date of issuance was $.005 and $.01, respectively. In connection with this private placement, Dominix issued to the placement agents warrants to purchase a total of 3,000,000 shares of the Dominix's Common Stock valued at $23,000 and incurred $60,000 of other debt issuance costs. Such amount was recorded as deferred financing costs and is being charged to interest expense over the term of the loan.

           In accordance with EITF 00-27 the amount allocated to the beneficial conversion feature was limited to the net proceeds of the offering less the value allocated to the warrants issued to the purchasers. The amount allocated to the warrants of $206,730 and the total amount of the beneficial conversion features of $368,270 were both recorded as a deferred debt discount and are being charge to interest expenses over the term of the notes.

NOTE 8 - Accounts Payable and Accrued Liabilities

       Accounts payable and accrued liabilities at December 31, 2003 consist of the following:


        Interest                                                        $ 86,960
        Litigation claims                                                 52,230
        Professional fees                                                 50,479
        Other                                                              7,488
                                                                        --------

                                                                        $197,157
                                                                        ========


NOTE 9 - Stockholders' Deficiency

       During 2002 and 2001, Jade issued 424,799 and 500,000 shares of its common stock for services valued at $7,294 and $1,400, respectively. These shares were retroactively restated at one share of Jade's common stock for 39.18 shares of Dominix's common stock in accordance with the accounting for the recapitalization.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 9 - Stockholders' Deficiency, continued

       During 2002 and 2001 Jade sold 48,883 and 1,196,000 shares of its common stock for $61,249 and $98,100, respectively. These shares were retroactively restated at one share of Jade's common stock for 39.18 shares of Dominix's common stock in accordance with the accounting for the recapitalization.

       Series A Cumulative Convertible Preferred

       Each share has rights including; cumulative dividend rights without stated amount, liquidation preference of $.075 per share, voting rights of 200 votes per share, piggy back registration and is convertible into 200 shares of common stock. Each share is automatically convertible into common stock upon 20 days after the mailing of the information statement to the stockholders, which has not yet been mailed.

       Series B Convertible Preferred

       Each share has rights including; liquidation preference of $.075 per share, voting rights of 9,507 votes per share, and is convertible into common stock at a ratio of 1 to 9,507. Each share is automatically convertible into common stock upon 20 days after the mailing of the information statement to the stockholders, which has not yet been mailed.

       Warrants Granted

       Dominix granted warrants to purchase for two years from the date of issuance a total of 57,500,000 shares of its common stock at an exercise price of $.00875 of Dominix's Common Stock in connection with the placement of $575,000, 7% convertible debentures, see note 7.

       Changes in Capital Structure

       On December 16, 2003, Dominix filed with the SEC an information statement notifying the stockholders of the Company that written consents from principal stockholders, who collectively own in excess of 50% of the Company's common stock, were obtained and approved an amendment and restatement of its Certificate of Incorporation, which: (i) changes its name to "110 Media Group", (ii) reverse splits the outstanding shares of its common stock one-for-two hundred; (iii) changes the number of shares of common stock the Company is authorized to issue to 50,000,000, (iv) increases the number of shares of preferred stock, no par value, it is authorized to issue from 5,000,000 to 10,000,000, and the adoption of Dominix's 2003 Equity Incentive Plan. These actions will not become effective until 20 days after the mailing of the information statement to the stockholders, which has not yet been mailed.

       On December 18, 2003, Dominix filed with the SEC a registration statement registering 100,000,000 shares of its common stock, $.001 par value, to be issued pursuant to the corporation's 2003 Equity Incentive Plan equal to 500,000 shares of post reverse split common stock, which shall not be issued until the effectiveness of the reverse split of the common stock of the Company.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 9 - Stockholders' Deficiency, continued

       2003 Equity Incentive Plan

       Dominix has a "2003 Equity Incentive Plan" for key employees, consultants and stockholders by providing them with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates. The plan designates the Board of Directors the authority to grant or award to eligible participants of the company and its subsidiaries and affiliates, until November 17, 2013, stock options, stock appreciation rights, restricted stock performance stock awards and bonus stock awards for up to 600,000,000 shares of Dominix's common stock. On November 17, 2003, the Board of Directors awarded 100,000,000 shares (500,000 post reverse stock split) of bonus stock for future services to several individuals effective upon any reverse split of Dominix's common stock.

       Earnings Per Share

       Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented consist of the following:

                                                                                       Pre-Split           Post-Split

      Convertible debentures and accrued interest                                       179,000,000           895,000
      Accounts payable and accrued interest                                               2,000,000            10,000
      Convertible Series `A' preferred stock                                            687,999,800         3,439,999
      Convertible Series `B' preferred stock                                            781,140,000         3,905,700
      Equity grant recipients                                                           100,000,000           500,000
      Warrants to purchase common stock - deferred financing                              3,000,000            15,000
      Warrants to purchase common stock - debentures                                     57,500,000           287,500
                                                                                      -------------        ----------

                Total as of December 31, 2003                                         1,810,639,800         9,053,199
                                                                                      =============        ==========


NOTE 10 - Commitments and Contingencies

       Marketing Agreement - related party

       Jade had a marketing agreement with MarketShare on a month to month basis that called for payments of $5,000 per month, which terminated during 2002. Jade paid approximately $26,000 during 2002 relating to this agreement.

       Sublease Agreement - related party

       Jade had a sub-lease agreement with MarketShare that provided for the use of office space, office equipment, telephone, internet access and other amenities as needed. The amount of monthly rent paid was not to exceed $1,800 per month and the agreement was month to month and terminated during 2002. Jade paid approximately $9,000 during 2002 relating to this agreement.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 10 - Commitments and Contingencies, continued

       Other Contingencies

       As indicated in Note 1, the operations of Jade are concentrated in the facilitation of electronic identification and distribution of adult content. There may be laws or regulations in the United States or other countries that may affect the operations of the Company.

       Lease Obligations

       Dominix abandoned office space during 2001 under three separate lease agreements, which provide for average minimum monthly lease payments remaining under the lease agreements ranging from approximately $3,000 to $22,000 per month expiring in various years through 2007. Dominix is contingently liable for liquidating damages for the failure to observe covenants contained in the leases and any deficiency between the rent commitments and the net amount of any rents collected by the landlords for the demised premises for each month of the period, which would otherwise have constituted the balance of the term of the leases, including expenses incurred by the landlords in connection with re-letting the space. The estimated liquidating damages for the re-let space as of December 31, 2003 approximate the security deposits retained by the landlords in accordance with these lease agreements.

       Employment Agreements

       The Company has employment contracts with three key employees through June 2007 that provide for minimum annual salary, adjusted for cost-of-living changes, bonus, certain reimbursed expenses, with an automatic two year extension period.

       Future minimum payments under the contracts are as follows:

                        For the Years Ending
                             December 31,                      Amount
                  -------------------------------------------------------
                                2004                         $270,000
                                2005                          270,000
                                2006                          200,000
                                                            ---------


                                Total                        $740,000
                                                            =========


       The Company agreed to issue, after its pending 1 for 200 reverse stock split 100,000 shares of its restricted common stock to a key employee that will vest according to the following schedule: 40,000 shares vesting and deliverable post the effectiveness of a reverse split and 20,000 shares vesting upon the, twelve, eighteen and twenty-four month anniversaries of the effective date of his employment.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 10 - Commitments and Contingencies, continued

       Litigation

       An attorney, Robert Fierman, Esq., served a summons and is seeking the payment of legal fees in the amount of $22,230, plus interest. Dominix and Mr. Fierman entered into an agreement whereby in full settlement of all claims of Mr. Fierman against Dominix, Dominix agreed to issue 10,000 shares of its common stock to be delivered following any reverse stock split of the Company's outstanding common stock. These shares have not been issued as of December 31, 2003.

       In addition, at December 31, Dominix has $30,000 accrued for several legal judgments outstanding. It is reasonably possible that Dominix may settle these claims for an amount different than what has been accrued.

NOTE 11 - Terminated Proposed Acquisitions

       MarketShare Recovery, Inc.

       In September 2003 Dominix entered into an amended letter of intent (the "Amended LOI") relating to the proposed acquisition by the Company of certain assets of MarketShare Recovery Inc., a Delaware corporation ("MarketShare"). MarketShare is an on-line advertising and marketing company and is a publicly reporting company (OTC BB: MSRY). In March 2004, Dominix entered into a termination agreement with MarketShare Recovery Inc., canceling the proposed acquisition of MarketShare and simultaneously entered into a database license agreement between Jade and MarketShare (see note 12).

NOTE 12 - Subsequent Events

       License Agreement

       In March 2004, Jade entered into a database license agreement with MarketShare to use and to sublicense the use of its database for a term of ten years and forgave the repayment of approximately $46,000 of advances made to MarketShare by Jade.

       Sub-Lease Agreement

       Jade and MarketShare sub agreed to share the expense of office facilities occupied by them jointly under a lease held by MarketShare beginning January 1, 2004.

DOMINIX, INC. AND SUBSIDIARIES
(A Development Stage Company)
PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2003 (UNAUDITED)


The following UNAUDITED pro forma consolidated balance sheet of DOMINIX, INC. AND SUBSIDIARIES ("DOMINIX") includes the historical audited consolidated balance sheet of DOMINIX as of December 31,2003 adjusted for the effects of the debt and preferred stock Conversions , the reverse stock split and issuances of shares under the 2003 Equity Incentive Plan all of which are to be effectuated upon the mailing of the Information Statement to the shareholders of Dominix These proposed transactions are individually accounted for in the accompanying eight pro forma adjustments.

The pro forma consolidated balance sheet should be read in conjunction with the separate historical financial statements of Dominix.

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                             PROFORMA CONSOLIDATED BALANCE SHEET

                                                               December 31, 2003
--------------------------------------------------------------------------------

                                                ASSETS
                                                                            Proforma
                                                     Audited      J/E's   Adjustments        Proforma
                                                   -----------    -----   -----------      -----------
CURRENT ASSETS
Cash                                               $   314,875            $        --      $   314,875
Prepaid expenses and other current assets                1,247                     --            1,247
                                                   -----------            -----------      -----------

Total Current Assets                                   316,122                     --          316,122

PROPERTY AND EQUIPMENT, Net                              6,726                     --            6,726

OTHER ASSETS
Video library                                           50,000                     --           50,000
Due from affiliate                                      45,567                     --           45,567
Deferred financing costs, net                           76,000                     --           76,000
                                                   -----------            -----------      -----------

TOTAL ASSETS                                       $   494,415            $        --      $   494,415
                                                   ===========            ===========      ===========

                                  LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Convertible debentures, net of deferred
debt discount of $527,100                          $   289,900   3,5,7    $  (289,900)     $        --
Accrued expenses and other current liabilities         197,157   3,4,5       (105,836)          91,321
Due to stockholders and affiliates                       9,445                     --            9,445
                                                   -----------            -----------      -----------

TOTAL CURRENT LIABILITIES                              496,502               (395,736)         100,766
                                                   -----------            -----------      -----------

STOCKHOLDERS' DEFICIENCY
Series A cumulative convertible                          3,440     2           (3,440)              --
Series B convertible                                        82     6              (82)              --
Common stock                                           197,140    1-8        (187,403)           9,737
Additional paid in capital                             151,209   1,3-8      1,363,761        1,514,970
Unearned consulting fees                                    --     8         (250,000)        (250,000)
Deficit accumulated during development stage          (353,958)    7         (527,100)        (881,058)
                                                   -----------            -----------      -----------

TOTAL STOCKHOLDERS' DEFICIENCY                          (2,087)               395,736          393,649
                                                   -----------            -----------      -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIENCY                           $   494,415            $        --      $   494,415
                                                   ===========            ===========      ===========

                                                  DOMINIX, INC. AND SUBSIDIARIES
                                                   (A Development Stage Company)

                                                            PROFORMA ADJUSTMENTS

                                                               December 31, 2003
--------------------------------------------------------------------------------

                                                                                             SHARES
                                                                              -------------------------------------
                                                                                               PREFERRED SERIES
                                                                                           ------------------------
 J/E                      Account                          Dr          Cr         Common         A            B
-------------------------------------------------------------------------------------------------------------------
                               Outstanding at 12/31/03                         197,140,105   3,439,999      82,167
    1 Common stock                                        196,154             (196,154,404)
      Additional paid-in capital                                     196,154
      (TO RECORD COMMON STOCK SPLIT ONE FOR TWO HUNDRED)

    2 Common stock                                                     3,440
      Preferred stock - Series A Cumulative Convertible -   3,440                3,439,999  (3,439,999)
      (TO RECORD CONVERSION OF PREFERRED TO COMMON)

    3 Convertible debentures (default) 12%                112,000
      Accrued expenses and other current liabilities       43,122
      Common stock                                                       189       189,000
      Additional paid-in capital                                     154,933
      (TO RECORD CONVERSION OF DEBENTURES INTO
      189,000 SHARES OF COMMON STOCK)

    4 Accrued expenses and other current liabilities       22,230
      Common stock                                                        10        10,000
      Additional paid-in capital                                      22,220
      (TO RECORD FIERMAN SETTLEMENT, ISSUANCE OF
      10,000 SHARES OF COMMON)

    5 Convertible debenture (default) 8%                  100,000
      Convertible debentures (default) 12%                 30,000
      Accrued expenses and other current liabilities       40,484
      Common stock                                                       131       131,000
      Additional paid-in capital                                     170,353
      (TO RECORD CONVERSION OF DEBENTURES INTO
      131,000 SHARES OF COMMON)

    6 Common stock                                                     3,906
      Additional paid-in capital                            3,824
      Preferred stock - Series B                               82                3,905,700                 (82,167)
      (TO RECORD CONVERSION OF PREFERRED SERIES B TO
      COMMON)

    7 Deficit accumulated during development stage        527,100
      Convertible debentures 7%                           575,000
      Convertible debentures 7%                                      527,100
      Additional paid in capital                                     574,425
      Common Stock                                                       575       575,000
      (TO RECORD CONVERSION OF DEBENTURES INTO
      575,000 SHARES OF COMMON STOCK)

    8 Unearned consulting fees                            250,000
      Additional paid in capital                                     249,500
      Common stock                                                       500       500,000
      (TO RECORD EQUITY GRANT RECIPIENTS FOR FUTURE SERVICES)
                                                                             --------------------------------------
                                           GRAND TOTAL                           9,736,400          --          --
                                                                             ======================================

                                                                      Appendix A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  DOMINIX, INC.

      Dominix, Inc., a corporation organized and existing under the State of Delaware, hereby certifies as follows:

      1. The name of the corporation is Dominix, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State was June 1, 2000 and on April 26, 2001 the corporation restated its Certificate of Incorporation.

      2.    This Amended and Restated Certificate of Incorporation  restates and
integrates  and  further  amends  the  Certificate  of   Incorporation  of  this
corporation by:

            (a) combining each 200 outstanding shares of common stock, $.001 par value into one share of new common stock and reducing the resulting par value of such stock to $.001.

            (b) increasing the number of authorized shares of common stock, $.001 par value, to 50,000,000;

            (c) increasing the number of authorized shares of preferred stock, $.001 par value, from 5,000,000 to 10,000,000; and

            (d) setting forth certain matters relating to the designation of the relative rights, powers and preferences of qualification, limitations and restrictions of one or more series of preferred stock

      3.    The  text  of  the  Certificate  of   Incorporation  as  amended  or
supplemented heretofore is further amended hereby to read as herein set forth in full:

                                   "ARTICLE 1

      The name of this corporation is 110 Media Group, Inc.

                                    ARTICLE 2

      The address of its registered offices in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                    ARTICLE 3

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                    ARTICLE 4

      The total number of shares of stock of all classes which the Corporation has authority to issue is 60,000,000 shares, of which 50,000,000 shares shall be common stock, with a par value of $.001 per share ("Common Stock"), and 10,000,000 shares shall be preferred stock, with a par value of $.001 per share ("Preferred Stock").

      The  designations  and  the  powers,   preferences  and  rights,  and  the
qualifications, limitations or restrictions of the shares of each class of stock are as follows:

                                 PREFERRED STOCK

      Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is hereby vested with the authority and is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series and, if and to the extent from time to time required by law, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (or other law hereafter in effect relating to the same or substantially similar subject matter), to establish or change the number of shares to be included in each such series and to fix the designation and powers, preferences and rights and the qualifications and limitations or restrictions thereof relating to the shares of each such series, all to the maximum extent permitted by the General Corporation Law of the State of Delaware as in effect on the date hereof or as hereafter amended. The vested authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

            (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 10,000,000);

            (b) the annual dividend rate, if any, on shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, and whether dividends shall be cumulative and, if so, from which date or dates;

            (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

            (d) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or purchase fund and, if so, the terms of such obligation;

            (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, any stock of any series of the same class or any other class or classes or any evidence of indebtedness and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

            (f) whether the shares of such series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including, without limitation, whether such shares shall have the right to vote with the Common Stock on issues on an equal, greater or lesser basis;

            (g)   the  rights  of the  shares  of such  series in the event of a
      voluntary  or  involuntary   liquidation,   dissolution,   winding  up  or
      distribution of assets of the Corporation;

            (h) whether the shares of such series shall be entitled to the benefit of conditions and restrictions upon (i) the creation of indebtedness of the Corporation or any subsidiary, (ii) the issuance of any additional stock (including additional shares of such series or of any other series) or (iii) the payment of dividends or the making of other distributions on the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

            (i) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof, including, but not limited to, any that may be determined in connection with the adoption of any stockholder rights plan after the date hereof, relating to any such series.

      Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

      Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

                                  COMMON STOCK

      Subject to all of the rights of the Preferred Stock, and except as may be expressly provided with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this Article 4:

            (a) dividends may be declared and paid or set apart for payment upon Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends and may be payable in cash, stock or otherwise;

            (b) the holders of Common Stock shall have the exclusive right to vote for the election of directors (other than in the case of newly created directorships and vacancies, which shall be filled solely by the remaining directors as set forth in Article 6 hereof) and on all other matters requiring stockholder action, each share being entitled to one vote; and

            (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests.

                DENIAL OF PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

      No holder of any stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

      No holder of any stock of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

                                    ARTICLE 5

      The Corporation is to have perpetual existence.

                                    ARTICLE 6

      All power of the Corporation shall be vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

      For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the power of the Corporation and of its directors and stockholders, it is further provided:

      A. ELECTIONS OF DIRECTORS. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

      B. NUMBER, ELECTION AND TERMS OF DIRECTORS. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time pursuant to the Bylaws. The directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall hold office until the next annual meeting at which their successors are elected and qualified or until their earlier resignation or removal.

      C. REMOVAL OF DIRECTORS. Subject to the rights of any class or series of stock having preference over Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, at any regular meeting or special meeting called expressly for that purpose, any director or the entire Board of Directors may be removed with or without cause and a successor or successors appointed by vote of the holders of in excess of fifty percent (50%) of the shares then issued and outstanding and entitled to vote at an election of directors.

      Except as may otherwise be provided by law, cause for removal shall be construed to exist only if during a director's term as a director of the
Corporation: (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been adjudicated by a court of competent jurisdiction to be liable for gross negligence, recklessness or misconduct in the performance of his or her duty to the Corporation in a manner of substantial importance to the Corporation and such adjudication is no longer subject to direct appeal; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetence directly affects his or her ability as a director of the Corporation, and such adjudication is no longer subject to direct appeal.

      D. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders or by consent in writing of the holders required to take such action. Except as otherwise required by law and subject to the rights of holders of any class or series of stock having a preference over Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

      E. BYLAW AMENDMENTS. The Board of Directors shall have the power to make, alter, amend and repeal the Bylaws (except so far as the Bylaws adopted by the stockholders shall otherwise provide). Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.

      F.    LIABILITY OF DIRECTORS.

            1. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article 6 shall not eliminate or limit the liability of a director of the Corporation: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

            2. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the Corporation, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, and such limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director of the Corporation provided by the provisions of this Section F of this Article 6.

            3. Any amendment, repeal or modification of this Section F of this Article 6 shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification.

            4. The Corporation shall be obligated at all times to maintain the effectiveness of Bylaw provisions providing for the mandatory indemnification of the directors of the Corporation to the maximum extent permitted by the General Corporation Law of the State of Delaware.

                                    ARTICLE 7

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation."

            4. This Amended and Restated Certificate of Incorporation was duly adopted by written consent of the stockholders in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware and written notice of the adoption of this Amended and Restated Certificate of Incorporation has been given as provided by Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

            5. As of the date of this Certificate, there are outstanding 197,140,105 shares of common stock, $.001 par value, 3,439,999 shares of Series A Preferred Stock, $.001 par value and 82,167 shares of Series B Preferred Stock outstanding. Upon filing of this Certificate of Amendment and Restatement, each share of common stock, $.001 par value, outstanding shall be converted into one-two hundredths of a share of new common stock, $.001 par value, each share of Series A Preferred Stock shall be converted into one share of new common stock, $.001 par value and each share of Series B Preferred Stock shall be converted into 60.71497 shares of new common stock, $.00 par value.

      IN WITNESS WHEREOF, said Dominix, Inc. has caused this Certificate to be signed by Timothy Schmidt, its President this ___ day of May, 2004.

                                        DOMINIX, INC.


                                        By:
                                            ------------------------------------
                                               Name:  Timothy Schmidt
                                               Title:    President

                                                                      Appendix B

                                  DOMINIX, INC.

                           2003 EQUITY INCENTIVE PLAN

                                ARTICLE I - PLAN

            1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

            1.2 RULE 16B-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

            1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective November 17, 2003 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II - DEFINITIONS

            The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

            2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            2.2   "AWARD" means each of the  following  granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

            2.3   "BONUS STOCK AWARD" means an Award of Bonus Stock.

            2.4 "BOARD OF DIRECTORS" means the board of directors of the Company.

            2.5 "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

            (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

            (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

            (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

            (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

            (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

            (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

            2.6   "CODE" means the Internal Revenue Code of 1986, as amended.

            2.7 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors or by the Board of Directors in its entirety.

            2.8   "COMPANY" means Dominix, Inc.

            2.9 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

            2.10 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

            2.11 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

            2.12 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

            2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market System; or (c) if the Stock is not listed on the Nasdaq National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to
(x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

            2.14 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

            2.15 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

            2.16 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

            2.17 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

            2.18 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

            2.19 "PLAN" means the Dominix, Inc. 2003 Equity Incentive Plan, as set out in this document and as it may be amended from time to time.

            2.20  "PLAN YEAR" means the Company's fiscal year.

            2.21 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

            2.22 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

            2.23 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

            2.24  "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

            2.25 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

            2.26 "STOCK" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

            2.27 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

            2.28  "10%  STOCKHOLDER"  means an  individual  who, at the time the
Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                            ARTICLE III - ELIGIBILITY

            The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

            4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

            4.2 SHARES SUBJECT TO PLAN. The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 3,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to restricted stock awards which may be granted to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to performance stock awards which may be granted to any eligible person during each plan year shall be determined by the Committee. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

            4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

            4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

            4.5   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

            (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his

Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

            (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

                  (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if,
                        immediately   prior   to  the   merger,   consolidation,
                        liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

                  (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

                  (iii) all outstanding  Options may be canceled by the Board of
                        Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

            (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

            (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

            (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

            4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

            5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

            5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

            5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

            5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

            5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

            (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

            (b) Stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

            (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

            (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

            (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

            As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

            Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

            5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

            5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option
(a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

            5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

            5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

            5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

            5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

            5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

            5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

            5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

            5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

            Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

            5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                      ARTICLE VI - RESTRICTED STOCK AWARDS

            6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

            6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

            (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

            (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

            (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

            (d)   unless stated otherwise in the Restricted Stock Agreement,

                  (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

                  (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

            6.3   STOCK  CERTIFICATE.   Shares  of  Restricted  Stock  shall  be
registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                        "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the [Company] 2002 Equity Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

            6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

            6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

            6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                     ARTICLE VII - PERFORMANCE STOCK AWARDS

            7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

            7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

            7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

            7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

                        ARTICLE VII - BONUS STOCK AWARDS

            8.1 AWARD OF BONUS STOCK. The committee may award shares of Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Committee reserves the right to issue such amount of shares to Eligible Persons as the Committee deems fit.

            8.2 ELIGIBILITY. The Employees eligible for Bonus Stock Awards are the senior officers (i.e., chief executive officer, chief operating officer, chief financial officer, president, vice presidents, secretary, treasurer, and similar positions) and consultants of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

                           ARTICLE IX - ADMINISTRATION

            The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

            (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

            (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

            (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

            (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

            (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

            (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

            (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

            The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                  ARTICLE X - AMENDMENT OR TERMINATION OF PLAN

            The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE XI - MISCELLANEOUS

            11.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

            11.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

            11.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

            The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

            11.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

            11.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

            11.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

            11.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

            11.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

            11.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

            11.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

            11.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.